PACIFIC FUNDS	SUPPLEMENT DATED DECEMBER 17, 2003 TO THE PROSPECTUS FOR PACIFIC FUNDS DATED JULY 1, 2003

This supplement changes Pacific Funds’ prospectus effective December 17, 2003, unless another effective date is specified below and this supplement restates information contained in the September 17, 2003 supplement. This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2003. Remember to review the prospectus for other important information.

New fund effective 12/31/03 and renamed fund
effective 1/1/04.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

About the funds is amended by adding pages 4 and 5 of this supplement, which describe the new PF Goldman Sachs Short Duration Bond Fund and by adding pages 6 and 7 of this supplement, which describe the renamed PF MFS International Large-Cap Fund.

An overview of the Pacific Funds is amended

The chart is amended to add the PF Goldman Sachs Short Duration Bond Fund information and to replace the information regarding the PF MFS Global Growth Fund with the PF MFS International Large-Cap Fund information, as follows:

FUNDS	INVESTMENT GOAL	MAIN INVESTMENTS	MAIN RISKS

PF Goldman Sachs Short Duration Bond Fund	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities. The fund’s average duration will not likely exceed 3 years.	Changes in interest rates, mortgage-related securities and derivatives, forward commitments and repurchase agreements.

PF MFS International Large- Cap (formerly Global Growth) Fund	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, currency transactions, geographic concentration and emerging markets.

The Fees and expenses section is updated to include the PF Goldman Sachs Short Duration Bond Fund, as follows:

Shareholder fees

Sales charges

	Class A	Class B	Class C

Maximum Sales Charge on your investment (as a percentage of offering price)	5.50% [1]	None	2.00% [2]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None [3]	5.00% [4]	1.00% [5]
Front end sales charge	5.50% [1]	None	1.00%

[1]	The sales charge is reduced for purchases of $50,000 or more.
[2]	The maximum sales charge is 2% (1% front-end and 1% CDSC) if shares are sold within 1 year from purchase.
[3]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when an initial sales charge was not paid).
[4]	There is a CDSC on the sale of shares within 7 years from purchase. The CDSC decreases each year.
[5]	There is a CDSC on the sale of shares within 1 year from purchase.

2

The annual operating expenses table is amended to add the following information:

Fund	Advisory Fees	Distribution And Service (12b-1) Fees[1]			Other Expenses[2,3]	Total Annual Operating Expenses			Less: Fee Waiver By Adviser[4]			Net Operating Expenses

		Class A	Class B	Class C		Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF Goldman Sachs Short Duration Bond Fund	0.60%	0.50%	1.00%	1.00%	3.56%	4.66%	5.16%	5.16%	(3.11%)	(3.11%)	(3.11%)	1.55%	2.05%	2.05%
PF MFS International Large-Cap (formerly Global Growth) Fund	1.05%	0.50%	1.00%	1.00%	5.79%	7.34%	7.84%	7.84%	(5.34%)	(5.34%)	(5.34%)	2.00%	2.50%	2.50%

[1]	Over time, distribution fees paid out of a fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	Other expenses do not reflect non-recurring fees and expenses.

[4]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse each fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% until 6/30/04 and 0.45% thereafter through 6/30/05. The expense cap for all other funds is 0.45% through 6/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (3 years from date of waiver by adviser), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

Examples1, 2 is amended to add the following information:

	Your expenses (in dollars) if you sell your shares at the end of each period						Your expenses (in dollars) if you don’t sell your shares at the end of each period

	1 Year			3 Years			1 Year			3 Years

Class:	A	B	C	A	B	C	A	B	C	A	B	C

PF Goldman Sachs Short Duration Bond Fund	699	708	406	1,472	1,522	1,211	699	208	306	1,472	1,122	1,211

	Your expenses (in dollars) if you sell your shares at the end of each period												Your expenses (in dollars) if you don’t sell your shares at the end of each period

	1 Year			3 Years			5 Years			10 Years			1 Years			3 Years			5 Years			10 Years

Class:	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C	A	B	C

PF MFS International Large-Cap Fund	742	753	451	1,909	1,974	1,661	3,276	3,279	3,160	6,424	6,440	6,552	742	253	351	1,909	1,577	1,661	3,276	3,091	3,160	6,424	6,440	6,552

[1]	Because the PF Goldman Sachs Short Duration Bond Fund is new and its expenses are estimated, its examples are only shown for 1-year and 3-years.

[2]	The examples reflect the funds’ fee waiver in effect through June 30, 2005.

3

ABOUT THE FUNDS	PF GOLDMAN SACHS SHORT DURATION BOND FUND

The investment goal	This fund seeks current income. Capital appreciation is of secondary importance.

What the fund invests in

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

This fund may not change its policy
on investing at least 80% of its net
assets (plus the amount of any
borrowings for investment purposes)
in a manner consistent with its
name without notifying shareholders
60 days prior to the change.

This fund’s principal investment strategy is to invest at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the fund will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this fund. Generally, the manager expects to track duration of 2-year U.S. treasury securities (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The fund’s average duration will not likely exceed 3 years.

The manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. treasury securities and securities issued by U.S. government agencies or instrumentalities.

Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the fund’s goals.

Risks you should be aware of	Since the PF Goldman Sachs Short Duration Bond Fund principally invests in fixed income securities, it may be affected by the following risks, among others:

•   changes in interest rates – the value of the fund’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this fund, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

•   mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the fund will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•   derivatives, forward commitments and repurchase agreements – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the fund’s volatility. Derivatives, forward commitments and repurchase agreements are particularly sensitive to counterparty risk.

4

	PF GOLDMAN SACHS SHORT DURATION BOND FUND

Who manages the fund

The fund is managed by a team, currently led by:

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.

James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.

Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001.

James McCarthy is a vice president of Goldman Sachs. He joined the company as a portfolio manager in 1995.

The PF Goldman Sachs Short Duration Bond Fund is managed by Goldman Sachs Asset Management, L.P. (Goldman Sachs).
PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on December 31, 2003.

This chart shows the historical performance of the GSAM U.S. Short Duration Fixed Income Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Goldman Sachs Short Duration Bond Fund. As of 12/31/02 the composite consisted of 15 advisory accounts, including 1 mutual fund (16 and 6, respectively, as of 9/30/03).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Goldman Sachs Short Duration Bond Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Goldman Sachs Short Duration Bond Fund.

This chart does not show you the performance of the PF Goldman Sachs Short

Duration Bond Fund — it shows the performance of similar accounts managed by Goldman Sachs

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2002

	Year/Period	GSAM U.S. Short Duration Fixed Income Composite (%)[1]	Merrill Lynch 1-3 Year Treasury Index (%)[2]

	1/1/03 – 9/30/03 (not annualized)	1.31	1.74
	2002	5.01	5.76
	2001	6.81	8.30
	2000	7.03	7.99
	1999	2.16	3.06
	1998	4.40	7.00
	1997	5.67	6.66
	1996	4.11	4.98
	1995	9.24	11.00
	1994	(0.39)	0.57
	1993	4.42	5.41

	1 year	5.01	5.76
	5 years	5.07	6.40
	10 years	4.82	6.04

1  This column shows performance after the highest advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Goldman Sachs Short Duration Bond Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/02 would have been 5.01%, 5.07% and 4.82%, respectively.

[2]  The Merrill Lynch 1-3 Year Treasury Index, an index of U.S. treasury issues that have maturities from one to three years. Results include reinvested dividends.

5

ABOUT THE FUNDS	PF MFS INTERNATIONAL LARGE-CAP FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

A company’s “capitalization”

is a measure of its size.

Capitalization is calculated

by multiplying the current

share price by the number

of shares held by investors.

This fund invests its

assets in foreign securities,

including up to 25% in emerging market countries.

This fund may not change its policy

on investing at least 80% of its net

assets (plus the amount of any borrowings for investment purposes)

in a manner consistent with its

name without notifying shareholders

60 days prior to the change.

This fund’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-Cap companies have a market capitalization of $3 billion or more. The fund invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts, of foreign issuers, including emerging markets. The securities may be traded on an exchange or in over the counter (OTC) markets. The fund may also purchase securities on a when-issued basis.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the fund may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the fund expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies it believes have above average growth potential. The manager looks particularly at companies which demonstrate:

•   a strong franchise, strong cash flows and a recurring revenue stream

•   a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry

•   a strong management team with a clearly defined strategy

•   a catalyst that may include accelerate growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The PF MFS International Large-Cap Fund may be affected by the following risks, among others:

•   price volatility – the fund invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The fund invests in large to medium size companies, which tend to have more stable prices than smaller companies. The fund invests in OTC stocks, which trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

•   foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

6

PF MFS INTERNATIONAL LARGE-CAP FUND

Risks you should be aware of	• emerging countries – investment in emerging market countries (such as many in Latin
(continued)

America,Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

•  geographic concentration – since the fund may concentrate investments in a limited number of countries, there is an increased risk that economic, political and social conditions in those countries will have a significant impact on performance, especially emerging market countries.

•   derivatives, forward contracts and currency transactions – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives, foreign currency and forward foreign currency transactions and other forward contracts could increase a fund’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the fund performed	Annual total return (%) as of December 31, 2002*

The bar chart reflects performance of Class A shares without deduction for sales loads or fees. If these amounts were deducted, returns would be lower. Both the bar chart and the table assume reinvestment of dividends and distributions.

The table shows how the fund’s average annual returns compare to its benchmark index. The 1-year and since inception average annual total returns reflect performance after deduction for sales loads or fees.

Past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the fund’s performance would have been reduced.

	* Class A return for quarter ended 9/30/03: 20.12% Best and worst quarters of 2002: 4th quarter: 4.10%; 3rd quarter: -15.39%
	Average annual total return as of December 31, 2002	1 year	Since Inception (October 1, 2001)

	Return before taxes Class A	-24.42%	-13.37%
	Return before taxes Class B	-24.32%	-12.69%
	Return before taxes Class C	-21.98%	-10.58%
	Return after taxes on distributions[2]	-25.02%	-13.98%
	Return after taxes on distributions and sale of shares[2]	-14.94%	-10.90%
	MSCI All Country World Index Free[3]	-19.32%	-9.53%

[1]  During the periods shown above, the fund operated under the name PF MFS Global Growth Fund and had a different investment focus. Effective January 1, 2004, the fund changed its name and investment focus as reflected in this prospectus.

[2]  The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; (c) depend on an investor’s tax situation and may differ from those shown; and (d) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401k plans or individual retirement accounts. In some instances, the Return after taxes on distributions and sale of shares may be greater than Return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[3]  The MSCI All Country World Index Free is comprised of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends, after deducting withholding taxes.

Who manages the fund	The PF MFS International Large-Cap Fund is managed by a team of portfolio managers at
This fund is managed by MFS Investment Management (MFS). You’ll find more information about MFS on page 54 of the prospectus.

MFS. Team members include:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.

Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

7

How the fund performed

This section for the funds listed in the
chart, found in the Pacific Funds
Prospectus on the page provided, is
updated to reflect each fund’s Class A
return for the period April 1, 2003
through September 30, 2003.

The PF Goldman Sachs Short Duration
Bond Fund is new and has no historical
performance to report.

Fund	Class A return thru 9/30/03

PF AIM Blue Chip Fund (pg 9)	15.16%
PF AIM Aggressive Growth Fund (pg 11)	17.00%
PF INVESCO Health Sciences Fund (pg 13)	11.89%
PF INVESCO Technology Fund (pg 15)	29.36%
PF Janus Growth LT Fund (pg 17)	17.98%
PF Lazard International Value Fund (pg 19)	17.04%
PF MFS International Large-Cap Fund (pg 21) (formerly Global Growth)	20.12%
PF PIMCO Managed Bond Fund (pg 25)	2.91%
PF Pacific Life Money Market Fund (pg 27)	0.10%
PF Putnam Equity Income Fund (pg 29)	17.90%
PF Putnam Research Fund (pg 31)	18.28%
PF Salomon Brothers Large-Cap Value Fund (pg 33)	20.86%
PF Van Kampen Comstock Fund (pg 35) (formerly called Strategic Value)	21.20%
PF Van Kampen Mid-Cap Growth Fund (pg 37)	16.55%
The PF PIMCO Inflation Managed Fund began operations on December 31, 2002. This Fund’s Class A return for the period April 1, 2003 through September 30, 2003 was 4.61%.

Footnote number one for PF Van Kampen Comstock Fund and PF Van Kampen Mid-Cap Growth Fund is replaced with the following:

[1] Van Kampen began managing the fund on May 1, 2003. Another firm managed the fund before that date.

Who manages the fund PF INVESCO Health Sciences

The following manager information is added unless otherwise noted:

Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has over 5 years of investment experience and a BS and an MS from the University of Wisconsin at Madison.

PF INVESCO Technology

Chris Dries, is a portfolio manager at INVESCO. He joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations. Mr. Dries has over 8 years of investment experience, a BS from the University of Colorado at Boulder and an MS from the University of Colorado at Denver.

Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

PF Lazard International Value	Information regarding Herbert W. Gullquist is deleted.

PF Putnam Equity Income	Information regarding James M. Prusko is deleted.

8

PERFORMANCE OF COMPARABLE ACCOUNTS

The following information is added under the heading “Performance of comparable accounts” on the page numbers indicated in the prospectus with respect to each of the funds set forth below.

This information does not show you the performance of the Pacific Funds—it shows the performance of similar accounts managed by the managers of the Pacific Funds and is being included in this supplement for the purpose of updating the similar account performance presentations in the prospectus.

Please refer to the text and notes on the page numbers indicated and the text under the heading “About the composites” on page 56 of the prospectus for information about the similar account performance presentations, including information about how the figures were calculated. The footnote numbers below correspond to the footnotes on the prospectus pages indicated.

Total return of comparable accounts and benchmark for the period 1/1/2003 through 9/30/2003 (not annualized).

FUND	COMPARABLE ACCOUNT(S)		BENCHMARK

PF AIM Blue Chip Fund (page 56)	AIM-Managed Mutual Fund, Class A1	7.40%	S&P 500 Index[2]	14.71%

PF AIM Aggressive Growth Fund (page 57)	AIM-Managed Mutual Fund, Class A1	7.62%	Russell 2500 Growth Index[2]	30.64%

PF INVESCO Health Sciences Fund (page 57)	INVESCO Health Sciences Composite[1] (consisting of 2 advisory accounts, including 1 mutual fund as of 9/30/03)	14.72%	S&P 500 Index[2]	14.71%

PF INVESCO Technology Fund (page 58)	INVESCO Technology Composite[1] (consisting of 2 advisory accounts, including 1 mutual fund as of 9/30/03)	28.16%	S&P 500 Index[2]	14.71%

PF Janus Growth LT Fund (page 58)	Janus Diversified Growth Composite[1] (consisting of 19 advisory accounts, including 5 mutual funds as of 9/30/03)	16.23%	S&P 500 Index[2]	14.71%

PF Lazard International Value Fund (page 59)	Lazard International Equity Select Composite[1] (consisting of 525 advisory accounts, including 6 mutual funds as of 9/30/03)	11.07%	MSCI EAFE Index[2]	18.37%

PF PIMCO Inflation Managed Fund (page 23)	PIMCO Real Return Full Authority Composite[1] (consisting of 11 advisory accounts, including 7 mutual funds as of 9/30/03)	6.93%	Lehman Brothers Global Real: U.S. TIPS Index[2]	6.67%

PF PIMCO Managed Bond Fund (page 60)	PIMCO Total Return Full Authority Accounts[1] (consisting of 261 advisory accounts, including 24 mutual funds as of 9/30/03)	5.16%	Lehman Brothers Government/Credit Index[2]	4.70%

PF Pacific Life Money Market Fund (page 61)	Pacific Select Fund Money Market Portfolio[1]	0.62%	Merrill Lynch 3-Month U.S. T-Bill Index[2]	0.89%

PF Putnam Equity Income Fund (page 61)	Putnam Equity Income Composite[1] (consisting of 3 mutual funds as 9/30/03)	10.83%	Russell 1000 Value Index[2]	13.87%

PF Salomon Brothers Large- Cap Value Fund (page 62)	Salomon Brothers Strategic Large-Cap Composite[1] (consisting of 11 advisory accounts, including 8 mutual funds as of 9/30/03)	16.99%	S&P 500 Index[2]	14.71%

PF Van Kampen Comstock (formerly Strategic Value) Fund (page 63)	Van Kampen Comstock Composite[1] (consisting of 6 mutual funds as of 9/30/03)	17.05%	S&P 500 Index[2]	14.71%

9

PERFORMANCE OF COMPARABLE ACCOUNTS

MFS — International Large-Cap

This chart shows the historical

performance of the MFS

International Equity Composite.

The accounts in the composite

have investment objectives, policies

and strategies that are substantially

similar to those of the PF MFS

International Large-Cap Fund. As of

12/31/02 the composite consisted of

23 advisory accounts including 1mutual

fund (17 and 3, respectively, as of

9/30/03).

The performance shows the

historical track record of the fund

manager and is not intended to

imply how the PF MFS International

Large-Cap Fund has performed or

will perform. Total returns

represent past performance of the

composite and not the PF MFS

International Large-Cap Fund.

This chart does not show you the performance of the PF MFS International Large-Cap Fund — it shows the performance of similar accounts managed by MFS.

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2002
Year/Period	MFS International Equity Composite (%)[1]	MSCI EAFE Index (%)[2]

1/1/03 – 9/30/03 (not annualized)	12.71	18.37
2002	(7.87)	(15.94)
2001	(15.29)	(21.21)
2000	(8.97)	(13.96)
1999	33.25	27.30
1998	8.21	20.33
1997	13.34	2.06
1996	16.66	5.52

1 year	(7.87)	(15.94)
3 years	(10.77)	(17.24)
5 years Since inception[3]	0.48 4.54	(2.91) (0.85)

1  This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the composite have been deducted. For the accounts other than the mutual funds, the maximum institutional fee charged by MFS for this product has been deducted from the gross performance of the institutional portfolios and does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The PF MFS International Large-Cap Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three and five year and since inception periods ending 12/31/02 would have been (7.87)%, (11.41)% and 0.05% and 3.60%, respectively.

[2]  The MSCI EAFE Index is comprised of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[3]  The inception date of the composite was 3/1/96.

10

Van Kampen — Mid-Cap Growth

This chart shows the historical

performance of the Van Kampen

Mid-Cap Growth Composite.

The accounts in the composite

have investment objectives, policies

and strategies that are substantially

similar to those of the PF Van Kampen

Mid-Cap Growth Fund. As of

12/31/02 the composite consisted

of 4 advisory accounts including

3 mutual funds (3 and 3, respectively,

as of 9/30/03).

The performance shows the

historical track record of the fund

manager and is not intended to

imply how the PF Van Kampen

Mid-Cap Growth Fund has performed

or will perform. Total returns

represent past performance of the

composite and not the PF Van Kampen

Mid-Cap Growth Fund.

This chart does not show you the performance of the PF Van Kampen Mid-Cap Growth Fund — it shows the performance of similar accounts managed by Van Kampen.

Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2002
Year/Period	Van Kampen Mid-Cap Growth Composite (%)[1]	Russell Midcap Growth Index (%)[2]

1/1/03 – 9/30/03 (not annualized)	26.82	27.24
2002	(31.03)	(27.41)
2001	(29.93)	(20.15)
2000	(7.67)	(11.75)
1999	64.41	51.29
1998	37.24	17.86
1997	32.68	22.54
1996	19.04	17.48
1995	36.25	33.98
1994	(5.39)	(2.16)
1993	18.23	11.19

1 year	(31.03)	(27.41)
5 years	0.14	(1.82)
10 years	9.26	6.71

1  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF Van Kampen Mid-Cap Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/02 would have been (31.03)%, (0.02)% and 9.17%, respectively.

[2]  The Russell Midcap Growth Index is comprised of 800 securities with a greater than average growth orientation. Securities in the index have higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index. Results include reinvested dividends.

MANAGING THE PACIFIC FUNDS
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005

The MANAGING THE PACIFIC FUNDS section is amended to add the following:

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2002, Goldman Sachs, along with other units of IMD, had assets under management of approximately $330 billion.

Goldman Sachs manages the PF Goldman Sachs Short Duration Bond Fund.

11

Information regarding Portfolio Optimization

Effective December 31, 2003, the Portfolio Optimization service (described on pages 40 to 41 of the prospectus) is no longer available (except for Montana 529 College Savings Plan accounts). Instead, five new Portfolio Optimization Funds will be offered. Accounts established under the Montana 529 College Savings Plan will continue to utilize the Portfolio Optimization service until the new Portfolio Optimization Funds are approved by the State.

See the Portfolio Optimization Funds prospectus for information on the funds, which will be available for investment beginning January 2, 2004. To receive a copy of the prospectus, please contact Pacific Funds at 1-800-722-2333.

How share prices are calculated

The third paragraph of this section is replaced with the following:

Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier.

Information regarding the Reinstatement Privilege

The Reinstatement Privilege section is replaced with the following:

If you sell shares of a fund and withdraw your money from the Pacific Funds, you may reinvest some or all of the proceeds in the same share class of any fund in Pacific Funds within 60 days without a sales charge. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. This privilege can be used only once per calendar year. All accounts must have identical registered owners. Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for additional information.

Information regarding the Reorganization

On September 8, 2003, the Board of Trustees of Pacific Funds, including a majority of the independent trustees (the “Board”), approved a plan of reorganization for the transfer of assets of the PF Putnam Research Fund into the PF AIM Blue Chip Fund. The plan of reorganization (the “Plan”) provides for: (i) the transfer of all of the assets of the PF Putnam Research Fund into the PF AIM Blue Chip Fund in exchange for shares of the PF AIM Blue Chip Fund; (ii) assumption of all of the liabilities of the PF Putnam Research Fund by the PF AIM Blue Chip Fund; and (iii) the distribution of the PF AIM Blue Chip Fund’s shares to the shareholders of the PF Putnam Research Fund (the “Shareholders”) in complete liquidation of the PF Putnam Research Fund (the “Reorganization”).

The Plan requires approval by the Shareholders. Presuming that the Plan is approved by a majority of the Shareholders and certain conditions required by the Plan are satisfied, the Reorganization is expected to be effective at the close of business on December 31, 2003 (the “Closing Date”). The Closing Date may be postponed if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of the PF Putnam Research Fund and/or PF AIM Blue Chip Fund is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the Pacific Funds’ Board believes the value of the net assets in any of the PF Putnam Research Fund and/or PF AIM Blue Chip Fund cannot be accurately appraised; or (iii) reasonably necessary to accommodate business needs.

12

If any of these events occur, the Closing Date will be postponed until the first business day after trading is fully resumed and reporting has been restored, or within a reasonable time thereafter. Provided the Reorganization is approved by the applicable shareholders, and once closed, references to the PF Putnam Research Fund are deleted. No further notification regarding the completion of the Reorganization will be sent unless the Reorganization does not occur.

Information regarding changes in futures trading activity

The Commodity Futures Trading Commission (“CFTC”) has liberalized the rule 4.5 exemption from commodity pool operator registration for mutual funds. Accordingly, the old requirement, which limited mutual funds to non-hedging positions in futures and no more than 5% of assets committed to margin with respect to non-hedging positions, has been eliminated, thereby permitting mutual funds to engage in unlimited hedging and non-hedging futures trading activity. See Limitations within the Futures Contracts and Options on Futures Contracts section in the Pacific Funds’ Statement of Additional Information.

13

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized (Loss) Gain on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value End of Period	Total Returns(1)		Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss After Expense Reductions to Average Net Assets (3)		Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rates

PF AIM Blue Chip Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$8.05	($0.03)	$1.25	$1.22	$—	$—	$—	$—	$9.27	15.16%		$9,509	1.90%	3.18%	(0.70%	)	(1.98%	)	13.08%
	4/1/2002 - 3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)	—	—	—	—	8.05	(26.55%	)	7,922	1.90%	3.94%	(0.67%	)	(2.71%	)	35.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	—	(0.05)	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	4/1/2003 - 9/30/2003 (5)	$7.98	($0.04)	$1.23	$1.19	$—	$—	$—	$—	$9.17	14.91%		$1,334	2.40%	3.68%	(1.20%	)	(2.48%	)	13.08%
	4/1/2002 - 3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)	—	—	—	—	7.98	(27.06%	)	757	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	—	(0.04)	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	4/1/2003 - 9/30/2003 (5)	$7.98	($0.04)	$1.23	$1.19	$—	$—	$—	$—	$9.17	14.91%		$2,764	2.40%	3.68%	(1.20%	)	(2.48%	)	13.08%
	4/1/2002 - 3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)	—	—	—	—	7.98	(26.99%	)	1,467	2.40%	4.44%	(1.17%	)	(3.21%	)	35.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	—	(0.05)	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

PF AIM Aggressive Growth Fund
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$8.59	($0.08)	$1.54	$1.46	$—	$—	$—	$—	$10.05	17.00%		$6,352	1.95%	3.64%	(1.64%	)	(3.33%	)	53.13%
	4/1/2002 - 3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)	—	—	—	—	8.59	(26.14%	)	5,031	1.95%	4.27%	(1.66%	)	(3.98%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	—	(0.09)	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$8.53	($0.10)	$1.53	$1.43	$—	$—	$—	$—	$9.96	16.63%		$297	2.45%	4.14%	(2.14%	)	(3.83%	)	53.13%
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)	—	—	—	—	8.53	(26.44%	)	63	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	—	(0.07)	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$8.55	($0.10)	$1.53	$1.43	$—	$—	$—	$—	$9.98	16.73%		$436	2.45%	4.14%	(2.14%	)	(3.83%	)	53.13%
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)	—	—	—	—	8.55	(26.36%	)	115	2.45%	4.77%	(2.16%	)	(4.48%	)	71.87%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	—	(0.08)	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF INVESCO Health Sciences Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$8.16	($0.05)	$1.02	$0.97	$—	$—	$—	$—	$9.13	11.89%		$6,150	2.05%	3.77%	(1.12%	)	(2.84%	)	71.66%
	4/1/2002 - 3/31/2003 (4)	9.89	(0.12)	(1.61)	(1.73)	—	—	—	—	8.16	(17.49%	)	5,643	2.05%	4.04%	(1.37%	)	(3.36%	)	139.83%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	(0.02)	(0.09)	—	—	(0.02)	(0.02)	9.89	(0.92%	)	7,854	2.05%	4.82%	(1.43%	)	(4.20%	)	22.74%

Class B:	4/1/2003 - 9/30/2003 (5)	$8.09	($0.06)	$1.00	$0.94	$—	$—	$—	$—	$9.03	11.62%		$150	2.55%	4.27%	(1.62%	)	(3.34%	)	71.66%
	4/1/2002 - 3/31/2003 (4)	9.86	(0.15)	(1.62)	(1.77)	—	—	—	—	8.09	(17.95%	)	108	2.55%	4.54%	(1.87%	)	(3.86%	)	139.83%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

Class C:	4/1/2003 - 9/30/2003 (5)	$8.10	($0.06)	$1.00	$0.94	$—	$—	$—	$—	$9.04	11.61%		$184	2.55%	4.27%	(1.62%	)	(3.34%	)	71.66%
	4/1/2002 - 3/31/2003 (4)	9.86	(0.15)	(1.61)	(1.76)	—	—	—	—	8.10	(17.85%	)	117	2.55%	4.54%	(1.87%	)	(3.86%	)	139.83%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

See the last page of these Financial Highlights for explanation of symbols

14

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returns(1)	Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF INVESCO Technology Fund
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$6.88	($0.08)	$2.10	$2.02	$—	$—	$—	$—	$8.90	29.36%	$4,987	2.05%	4.04%	(1.87%)	(3.86%)	54.47%
	4/1/2002 - 3/31/2003 (4)	12.47	(0.14)	(5.45)	(5.59)	—	—	—	—	6.88	(44.83%)	3,885	2.05%	4.80%	(1.78%)	(4.53%)	96.29%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	2.59	2.47	—	—	—	—	12.47	24.70%	7,801	2.05%	4.81%	(1.82%)	(4.58%)	32.50%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$6.83	($0.10)	$2.09	$1.99	$—	$—	$—	$—	$8.82	29.14%	$97	2.55%	4.54%	(2.37%)	(4.36%)	54.47%
	4/1/2002 - 3/31/2003 (4)	12.44	(0.19)	(5.42)	(5.61)	—	—	—	—	6.83	(45.10%)	35	2.55%	5.30%	(2.28%)	(5.03%)	96.29%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%	47	2.55%	5.31%	(2.32%)	(5.08%)	32.50%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$6.83	($0.10)	$2.08	$1.98	$—	$—	$—	$—	$8.81	28.99%	$225	2.55%	4.54%	(2.37%)	(4.36%)	54.47%
	4/1/2002 - 3/31/2003 (4)	12.44	(0.17)	(5.44)	(5.61)	—	—	—	—	6.83	(45.10%)	78	2.55%	5.30%	(2.28%)	(5.03%)	96.29%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%	13	2.55%	5.31%	(2.32%)	(5.08%)	32.50%

PF Janus Growth LT Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$7.62	($0.05)	$1.42	$1.37	$—	$—	$—	$—	$8.99	17.98%	$7,876	1.70%	3.67%	(1.18%)	(3.15%)	19.82%
	4/1/2002 - 3/31/2003	10.32	(0.08)	(2.62)	(2.70)	—	—	—	—	7.62	(26.16%)	6,832	1.70%	4.01%	(0.95%)	(3.26%)	124.73%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	—	(0.03)	10.32	3.50%	9,819	1.70%	6.29%	(0.78%)	(5.37%)	64.33%

Class B:	4/1/2003 - 9/30/2003 (5)	$7.58	($0.06)	$1.40	$1.34	$—	$—	$—	$—	$8.92	17.52%	$490	2.20%	4.17%	(1.68%)	(3.65%)	19.82%
	4/1/2002 - 3/31/2003	10.30	(0.06)	(2.66)	(2.72)	—	—	—	—	7.58	(26.31%)	301	2.20%	4.51%	(1.45%)	(3.76%)	124.73%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	—	(0.03)	10.30	3.27%	57	2.20%	6.79%	(1.28%)	(5.87%)	64.33%

Class C:	4/1/2003 - 9/30/2003 (5)	$7.57	($0.06)	$1.39	$1.33	$—	$—	$—	$—	$8.90	17.57%	$955	2.20%	4.17%	(1.68%)	(3.65%)	19.82%
	4/1/2002 - 3/31/2003	10.31	(0.08)	(2.66)	(2.74)	—	—	—	—	7.57	(26.58%)	624	2.20%	4.51%	(1.45%)	(3.76%)	124.73%
	9/28/2001 -3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	—	(0.02)	10.31	3.33%	84	2.20%	6.79%	(1.28%)	(5.87%)	64.33%

PF Lazard International Value Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$8.73	$0.09	$1.40	$1.49	($0.03)	$—	$—	($0.03)	$10.19	17.04%	$9,475	1.80%	2.96%	1.80%	0.64%	23.29%
	4/1/2002 - 3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)	(0.04)	(0.06)	—	(0.10)	8.73	(20.50%)	7,218	1.80%	3.89%	0.76%	(1.33%)	19.60%
	9/28/2001 -3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	—	(0.03)	11.09	11.21%	7,817	1.80%	7.07%	(0.35%)	(5.62%)	7.11%

Class B:	4/1/2003 - 9/30/2003 (5)	$8.66	$0.06	$1.38	$1.44	($0.02)	$—	$—	($0.02)	$10.08	16.69%	$1,622	2.30%	3.46%	1.30%	0.14%	23.29%
	4/1/2002 - 3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)	(0.05)	(0.06)	—	(0.11)	8.66	(20.93%)	771	2.30%	4.39%	0.26%	(1.83%)	19.60%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	—	(0.01)	11.08	10.95%	26	2.30%	7.57%	(0.85%)	(6.12%)	7.11%

Class C:	4/1/2003 - 9/30/2003 (5)	$8.66	$0.06	$1.39	$1.45	($0.02)	$—	$—	($0.02)	$10.09	16.80%	$3,547	2.30%	3.46%	1.30%	0.14%	23.29%
	4/1/2002 - 3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)	(0.05)	(0.06)	—	(0.11)	8.66	(20.93%)	1,656	2.30%	4.39%	0.26%	(1.83%)	19.60%
	9/28/2001 -3/31/2002(4)	10.00	(0.05)	1.14	1.09	(0.02)	—	—	(0.02)	11.07	10.91%	143	2.30%	7.57%	(0.85%)	(6.12%)	7.11%

See the last page of these Financial Highlights for explanation of symbols

15

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Invest- ment Income	Distri- butions from Capital Gains	Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Returns (1)	Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF MFS Global Growth Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$8.20	$—	$1.65	$1.65	$—	$—	$—	$—	$9.85	20.12%	$6,071	2.05%	7.39%	(0.09%)	(5.43%)	56.04%
	4/1/2002 - 3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)	—	(0.20)	—	(0.20)	8.20	(24.11%)	4,505	2.05%	9.08%	(0.40%)	(7.43%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.10	1.05	(0.01)	(0.01)	—	(0.02)	11.03	10.54%	6,808	2.05%	9.38%	(0.92%)	(8.25%)	77.66%

Class B:	4/1/2003 - 9/30/2003 (5)	$8.14	$—	$1.61	$1.61	$—	$—	$—	$—	$9.75	19.78%	$302	2.55%	7.89%	(0.59%)	(5.93%)	56.04%
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	—	(0.20)	8.14	(24.52%)	58	2.55%	9.58%	(0.90%)	(7.93%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	—	(0.01)	11.01	10.24%	22	2.55%	9.88%	(1.42%)	(8.75%)	77.66%

Class C:	4/1/2003 - 9/30/2003 (5)	$8.14	($0.01)	$1.64	$1.63	$—	$—	$—	$—	$9.77	19.88%	$446	2.55%	7.89%	(0.59%)	(5.93%)	56.04%
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)	—	(0.20)	—	(0.20)	8.14	(24.43%)	79	2.55%	9.58%	(0.90%)	(7.93%)	137.37%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02	—	(0.01)	—	(0.01)	11.01	10.24%	11	2.55%	9.88%	(1.42%)	(8.75%)	77.66%

PF PIMCO Inflation Managed Fund
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$10.28	$0.14	$0.33	$0.47	($0.15)	($0.07)	$—	($0.22)	$10.53	4.61%	$9,151	1.55%	3.34%	2.75%	(0.96%)	291.17%
	12/31/2002 - 3/31/2003 (4)	10.00	0.06	0.27	0.33	(0.05)	—	—	(0.05)	10.28	3.30%	6,290	1.55%	4.00%	2.19%	(0.26%)	199.92%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$10.27	$0.11	$0.33	$0.44	($0.13)	($0.07)	$—	($0.20)	$10.51	4.35%	$1,420	2.05%	3.84%	2.25%	(0.46%)	291.17%
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	—	(0.05)	10.27	3.16%	161	2.05%	4.50%	1.69%	(0.76%)	199.92%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$10.27	$0.11	$0.32	$0.43	($0.13)	($0.07)	$—	($0.20)	$10.50	4.30%	$3,654	2.05%	3.84%	2.25%	(0.46%)	291.17%
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32	(0.05)	—	—	(0.05)	10.27	3.11%	480	2.05%	4.50%	1.69%	(0.76%)	199.92%

PF PIMCO Managed Bond Fund
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$10.16	$0.16	$0.13	$0.29	($0.16)	$—	$—	($0.16)	$10.29	2.91%	$15,186	1.55%	2.77%	3.22%	2.00%	359.65%
	4/1/2002 - 3/31/2003 (4)	9.85	0.21	1.02	1.23	(0.36)	(0.56)	—	(0.92)	10.16	12.80%	18,236	1.55%	2.82%	2.02%	0.75%	445.26%
	9/28/2001 - 3/31/2002	10.00	0.06	(0.09)	(0.03)	(0.07)	(0.05)	—	(0.12)	9.85	(0.28%)	33,055	1.55%	2.54%	1.16%	0.17%	522.25%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$10.14	$0.14	$0.13	$0.27	($0.14)	$—	$—	($0.14)	$10.27	2.67%	$2,673	2.05%	3.27%	2.72%	1.50%	359.65%
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	—	(0.88)	10.14	12.27%	1,986	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	—	(0.10)	9.84	(0.55%)	173	2.05%	3.04%	0.66%	(0.33%)	522.25%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$10.14	$0.14	$0.14	$0.28	($0.14)	$—	$—	($0.14)	$10.28	2.77%	$5,687	2.05%	3.27%	2.72%	1.50%	359.65%
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18	(0.32)	(0.56)	—	(0.88)	10.14	12.28%	4,573	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	—	(0.10)	9.84	(0.57%)	370	2.05%	3.04%	0.66%	(0.33%)	522.25%

See the last page of these Financial Highlights for explanation of symbols

16

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Investment (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest- ment Opera- tions	Dividends from Net Invest- ment Income	Distributions from Capital Gains	Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Returns (1)	Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)		Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average net Assets (2), (3)		Portfolio Turnover Rates

PF Pacific Life Money Market Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$1.00	$— (6)	$—	$—	$— (6)	$—	$—	$—	$1.00	0.10%	$14,169	0.95	% (7)	2.75%	0.19%	(1.61%)		N/A
	4/1/2002 - 3/31/2003	1.00	0.01	—	0.01	(0.01)	—	—	(0.01)	1.00	0.58%	13,092	1.08	% (7)	2.50%	0.59%	(0.83%)		N/A
	9/28/2001 - 3/31/2002	1.00	— (6)	—	—	— (6)	—	—	—	1.00	0.33%	27,056	1.35%		2.59%	0.57%	(0.67%)		N/A

Class B:	4/1/2003 - 9/30/2003 (5)	$1.00	$— (6)	$—	$—	$— (6)	$—	$—	$—	$1.00	0.01%	$1,219	1.11	% (7)	2.91%	0.03%	(1.77	%) (7)	N/A
	4/1/2002 - 3/31/2003	1.00	— (6)	—	—	— (6)	—	—	—	1.00	0.12%	782	1.49	% (7)	3.00%	0.18%	(1.33	%) (7)	N/A
	9/28/2001 - 3/31/2002	1.00	— (6)	—	—	— (6)	—	—	—	1.00	0.09%	88	1.85%		3.09%	0.07%	(1.17%)		N/A

Class C:	4/1/2003 - 9/30/2003 (5)	$1.00	$— (6)	$—	$—	$— (6)	$—	$—	$—	$1.00	0.01%	$1,684	1.12	% (7)	2.92%	0.03%	(1.77	%) (7)	N/A
	4/1/2002 - 3/31/2003	1.00	— (6)	—	—	— (6)	—	—	—	1.00	0.12%	1,073	1.49	% (7)	3.00%	0.18%	(1.33	%) (7)	N/A
	9/28/2001 - 3/31/2002	1.00	— (6)	—	—	— (6)	—	—	—	1.00	0.09%	75	1.85%		3.09%	0.07%	(1.17%)		N/A

PF Putnam Equity Income Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$7.91	$0.03	$1.39	$1.42	($0.02)	$—	$—	($0.02)	$9.31	17.90%	$10,667	1.90%		3.34%	0.67%	(0.77%)		29.75%
	4/1/2002 - 3/31/2003	10.45	0.06	(2.51)	(2.45)	(0.09)	—	—	(0.09)	7.91	(23.59%)	8,812	1.90%		4.38%	0.59%	(1.89%)		45.60%
	12/31/2001 - 3/31/2002 (4)	10.00	0.01	0.44	0.45	—	—	—	—	10.45	4.50%	10,877	1.90%		5.97%	0.20%	(3.87%)		10.27%

Class B:	4/1/2003 - 9/30/2003 (5)	$7.85	$0.02	$1.37	$1.39	($0.01)	$—	$—	($0.01)	$9.23	17.72%	$440	2.40%		3.84%	0.17%	(1.27%)		29.75%
	4/1/2002 - 3/31/2003	10.43	0.04	(2.52)	(2.48)	(0.10)	—	—	(0.10)	7.85	(23.92%)	265	2.40%		4.88%	0.09%	(2.39%)		45.60%
	12/31/2001 - 3/31/2002 (4)	10.00	(0.01)	0.44	0.43	—	—	—	—	10.43	4.30%	13	2.40%		6.47%	(0.30%)	(4.37%)		10.27%

Class C:	4/1/2003 - 9/30/2003 (5)	$7.86	$0.02	$1.36	$1.38	($0.01)	$—	$—	($0.01)	$9.23	17.57%	$991	2.40%		3.84%	0.17%	(1.27%)		29.75%
	4/1/2002 - 3/31/2003	10.43	0.03	(2.50)	(2.47)	(0.10)	—	—	(0.10)	7.86	(23.83%)	536	2.40%		4.88%	0.09%	(2.39%)		45.60%
	12/31/2001 - 3/31/2002 (4)	10.00	(0.01)	0.44	0.43	—	—	—	—	10.43	4.30%	41	2.40%		6.47%	(0.30%)	(4.37%)		10.27%

PF Putnam Research Fund
Class A:	4/1/2003 - 9/30/2003 (5)	$7.33	($0.02)	$1.36	$1.34	$—	$—	$—	$—	$8.67	18.28%	$13,435	1.95%		3.23%	(0.44%)	(1.71%)		59.87%
	4/1/2002 - 3/31/2003 (4)	9.97	(0.04)	(2.58)	(2.62)	(0.02)	—	—	(0.02)	7.33	(26.30%)	11,035	1.95%		3.62%	(0.46%)	(2.13%)		160.76%
	12/31/2001 - 3/31/2002	10.00	(0.01)	(0.02)	(0.03)	—	—	—	—	9.97	(0.30%)	14,968	1.95%		5.29%	(0.59%)	(3.93%)		56.30%

Class B:	4/1/2003 - 9/30/2003 (5)	$7.29	($0.04)	$1.34	$1.30	$—	$—	$—	$—	$8.59	17.83%	$49	2.45%		3.73%	(0.94%)	(2.21%)		59.87%
	4/1/2002 - 3/31/2003 (4)	9.95	(0.08)	(2.57)	(2.65)	(0.01)	—	—	(0.01)	7.29	(26.61%)	29	2.45%		4.12%	(0.96%)	(2.63%)		160.76%
	12/31/2001 - 3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%)	10	2.45%		5.79%	(1.09%)	(4.43%)		56.30%

Class C:	4/1/2003 - 9/30/2003 (5)	$7.28	($0.04)	$1.35	$1.31	$—	$—	$—	$—	$8.59	18.00%	$129	2.45%		3.73%	(0.94%)	(2.21%)		59.87%
	4/1/2002 - 3/31/2003 (4)	9.95	(0.07)	(2.58)	(2.65)	(0.02)	—	—	(0.02)	7.28	(26.64%)	92	2.45%		4.12%	(0.96%)	(2.63%)		160.76%
	12/31/2001 - 3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%)	10	2.45%		5.79%	(1.09%)	(4.43%)		56.30%

See the last page of these Financial Highlights for explanation of symbols

17

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Un- realized Gain (Loss) on Investments	Total from Invest- ment Opera- tions	Dividends from Net Invest- ment Income	Distri- butions from Capital Gains	Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Returns (1)	Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Re- ductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Re- ductions to Average Net Assets (3)	Ratios of Net Invest- ment Income (Loss) After Expense Re- ductions to Average Net Assets (3)	Ratios of Net Invest- ment Loss Before Expense Re- ductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$7.83	$0.02	$1.61	$1.63	($0.01)	$—	$—	($0.01)	$9.45	20.86%	$14,220	1.80%	2.81%	0.42%	(0.59%)	21.09%
	4/1/2002 - 3/31/2003 (4)	10.92	0.04	(3.05)	(3.01)	(0.02)	(0.06)	—	(0.08)	7.83	(27.69%)	11,736	1.80%	2.94%	0.41%	(0.73%)	49.00%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	—	(0.03)	10.92	9.54%	19,748	1.80%	3.93%	(0.14%)	(2.27%)	27.37%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$7.78	$—(6)	$1.60	$1.60	($0.01)	$—	$—	($0.01)	$9.37	20.57%	$1,753	2.30%	3.31%	(0.08%)	(1.09%)	21.09%
	4/1/2002 - 3/31/2003 (4)	10.91	(0.01)	(3.03)	(3.04)	(0.03)	(0.06)	—	(0.09)	7.78	(28.02%)	955	2.30%	3.44%	(0.09%)	(1.23%)	49.00%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	—	(0.03)	10.91	9.38%	151	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$7.77	$—(6)	$1.60	$1.60	($0.01)	$—	$—	($0.01)	$9.36	20.59%	$3,741	2.30%	3.31%	(0.08%)	(1.09%)	21.09%
	4/1/2002 - 3/31/2003 (4)	10.90	(0.01)	(3.04)	(3.05)	(0.02)	(0.06)	—	(0.08)	7.77	(28.08%)	2,015	2.30%	3.44%	(0.09%)	(1.23%)	49.00%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	—	(0.03)	10.90	9.30%	243	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

PF Van Kampen Comstock Fund (8)
Class A:	4/1/2003 - 9/30/2003 (4) (5)	$8.16	$0.01	$1.72	$1.73	$—	$—	$—	$—	$9.89	21.20%	$6,624	1.90%	3.80%	0.15%	(1.75%)	109.38%
	4/1/2002 - 3/31/2003	11.45	(0.11)	(3.12)	(3.23)	—	(0.06)	—	(0.06)	8.16	(28.26%)	5,331	1.90%	3.87%	(1.04%)	(3.01%)	37.78%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	—	(0.04)	11.45	14.94%	9,002	1.90%	6.26%	(0.84%)	(5.20%)	18.71%

Class B:	4/1/2003 - 9/30/2003 (4) (5)	$8.10	($0.02)	$1.71	$1.69	$—	$—	$—	$—	$9.79	20.86%	$527	2.40%	4.30%	(0.35%)	(2.25%)	109.38%
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.16)	(3.27)	—	(0.06)	—	(0.06)	8.10	(28.66%)	201	2.40%	4.37%	(1.54%)	(3.51%)	37.78%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	—	(0.04)	11.43	14.71%	105	2.40%	6.76%	(1.34%)	(5.70%)	18.71%

Class C:	4/1/2003 - 9/30/2003 (4) (5)	$8.11	($0.02)	$1.71	$1.69	$—	$—	$—	$—	$9.80	20.84%	$483	2.40%	4.30%	(0.35%)	(2.25%)	109.38%
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.15)	(3.26)	—	(0.06)	—	(0.06)	8.11	(28.57%)	74	2.40%	4.37%	(1.54%)	(3.51%)	37.78%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	—	(0.03)	11.43	14.67%	21	2.40%	6.76%	(1.34%)	(5.70%)	18.71%

See the last page of these Financial Highlights for explanation of symbols

18

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data
		Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Total from Invest- ment Opera- tions	Dividends from Net Invest- ment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returns (1)	Net Assets, End of Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2003 - 9/30/2003 (4)(5)	$5.92	($0.05)	$1.03	$0.98	$—	$—	$—	$—	$6.90	16.55%	$7,846	1.85%	3.65%	(1.39%)	(3.19%)	169.58%
	4/1/2002 - 3/31/2003	11.18	(0.09)	(4.33)	(4.42)	—	(0.84)	—	(0.84)	5.92	(40.51%)	6,191	1.85%	4.31%	(1.39%)	(3.85%)	158.16%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	—	(0.19)	11.18	13.79%	11,383	1.85%	5.33%	(1.44%)	(4.92%)	70.54%

Class B:	4/1/2003 - 9/30/2003 (4)(5)	$5.88	($0.06)	$1.02	$0.96	$—	$—	$—	$—	$6.84	16.33%	$1,165	2.35%	4.15%	(1.89%)	(3.69%)	169.58%
	4/1/2002 - 3/31/2003	11.17	(0.08)	(4.37)	(4.45)	—	(0.84)	—	(0.84)	5.88	(40.84%)	586	2.35%	4.81%	(1.89%)	(4.35%)	158.16%
	9/28/2001 - 3/31/2002(4)	10.00	(0.11)	1.45	1.34	—	(0.17)	—	(0.17)	11.17	13.52%	82	2.35%	5.83%	(1.94%)	(5.42%)	70.54%

Class C:	4/1/2003 - 9/30/2003 (4)(5)	$5.88	($0.06)	$1.01	$0.95	$—	$—	$—	$—	$6.83	16.16%	$2,452	2.35%	4.15%	(1.89%)	(3.69%)	169.58%
	4/1/2002 - 3/31/2003	11.16	(0.09)	(4.35)	(4.44)	—	(0.84)	—	(0.84)	5.88	(40.78%)	1,141	2.35%	4.81%	(1.89%)	(4.35%)	158.16%
	9/28/2001 - 3/31/2002(4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	—	(0.19)	11.16	13.53%	116	2.35%	5.83%	(1.94%)	(5.42%)	70.54%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.
(2)	The ratios of expenses after expense reductions to the average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 6 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.
(3)	The ratios are annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the monthly average shares method.
(5)	Unaudited.
(6)	Amount represents less than $0.01 per share.
(7)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02 to 6/30/04 and 0.45% therafter through 6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to average daily net assets for PF Pacific Life Money Market Class B and C were 0.34% and 0.33%, respectively, for the six-month period ended September 30, 2003, and 0.09% and 0.09% for Class B and C, respectively, for the year ended March 31, 2003.
(8)	The PF Van Kampen Comstock Fund was formerly named the PF Janus Strategic Value Fund.
(9)	The PF Van Kampen Mid-Cap Growth Fund was formerly named the PF MFS Mid-Cap Growth Fund.

19

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2003, as restated December 17, 2003

Pacific Funds is an open-end investment management company currently offering 21 investment funds (each, a “Fund”). The following are classified as diversified: PF AIM Blue Chip Fund; PF AIM Aggressive Growth Fund; PF Goldman Sachs Short Duration Bond Fund; PF INVESCO Health Sciences Fund; PF INVESCO Technology Fund; PF Janus Growth LT Fund; PF Lazard International Value Fund; The PF MFS International Large-Cap (formerly Global Growth) Fund; PF PIMCO Inflation Managed Fund; PF PIMCO Managed Bond Fund; PF Pacific Life Money Market Fund; PF Putnam Equity Income Fund; PF Putnam Research Fund; and PF Salomon Brothers Large-Cap Value Fund. The PF Van Kampen Comstock Fund (formerly called Strategic Value); PF Van Kampen Mid-Cap Growth Fund; PF Portfolio Optimization Model A; PF Portfolio Optimization Model B; PF Portfolio Optimization Model C; PF Portfolio Optimization Model D; and PF Portfolio Optimization Model E (the PF Portfolio Optimization Models A, B, C, D and E Funds are referred to collectively as the “Portfolio Optimization Funds”) are classified as non-diversified. Pacific Life Insurance Company is Investment Adviser to Pacific Funds.

The new PF Goldman Sachs Short Duration Bond Fund will be effective December 31, 2003. The investment style change and the name change for PF MFS Global Growth Fund to PF MFS International Large-Cap Fund, will be effective December 31, 2003. The Reorganization of the PF Putnam Research Fund into the PF AIM Blue Chip Fund is expected to be effective at the close of business on December 31, 2003.

This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated July 1, 2003, and any supplements thereto, with respect to the Funds other than the Portfolio Optimization Funds, and the Prospectus dated December 17, 2003, and any supplements thereto, with respect to the Portfolio Optimization Funds, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Pacific Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the appropriate Pacific Funds’ Prospectus and retained for future reference. The contents of this SAI are incorporated by reference into each Prospectus. A copy of the applicable Prospectus may be obtained free of charge from the Pacific Funds at the address and telephone numbers listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive

P.O. Box 9000

Newport Beach, CA 92660

Fund information:

Pacific Funds

P.O. Box 9768

Providence, RI 02940-9768

1-800-722-2333

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

The Portfolio Optimization Funds normally invest all of their assets in class A shares of other Pacific Funds, as described in the Prospectus. The Pacific Funds other than the Portfolio Optimization Funds are referred to herein as the “Underlying Funds”.

Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Fund Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Fund, except that the Portfolio Optimization Funds will limit their investments to shares of the Underlying Funds, U.S. Government Securities and short-term debt instruments. Net assets are assets in each Fund, minus any liabilities.

Unless otherwise noted, a Fund (other than the Portfolio Optimization Funds) may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF AIM Blue Chip Fund

Blue chip companies are considered to be large and medium sized companies (i.e., companies with market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions.

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”)), up to 10% of its assets in convertible securities, although the Fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s assets.

PF AIM Aggressive Growth Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities and its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including ADRs and EDRs). The Fund may also engage in short sales against the box.

The Fund may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s assets.

PF Goldman Sachs Short Duration Bond Fund (Effective December 31, 2003)

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. government securities; mortgage-related securities (including but not limited to the following: pass-through securities, certificates, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBs”), adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); mortgage dollar rolls; asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; and when issued or delayed delivery securities. At time of purchase, the debt securities in which the Fund may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Fund may engage in short sales against the box.

In addition to the derivatives described in the Prospectus, the Fund may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Fund may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

PF INVESCO Health Sciences Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; real estate investment trusts (“REITs”); ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Fund may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF INVESCO Technology Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage- related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Fund may also invest in U.S. dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF Janus Growth LT Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. The Fund may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Fund may purchase ADRs, EDRs, and Global Depositary Receipts (“GDRs”), and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard International Value Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS Global Growth Fund

The Fund is classified as a non-diversified fund.

Additionally, foreign securities exposure (including emerging markets) may be up to 100% of the Fund’s assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For more information concerning the risks associated with investing in foreign securities see “Foreign Securities.”

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; zero coupon bonds; deferred interest bonds; payment-in-kind (“PIK”) bonds and mortgage “dollar roll” transactions; and securities issued on a when-issued basis. The Fund may also invest in corporate debt securities (including foreign and domestic securities); in lower rated bonds (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager). For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales and short sales against the box.

The Fund may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; stock indexes; and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts.

The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may invest in, but is not currently anticipated to use Brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS International Large-Cap Fund (Effective December 31, 2003)

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

In addition to the derivatives described in the Prospectus, the Fund may also engage in foreign currency transactions and forward foreign currency contracts. The Fund may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Inflation Managed Fund

In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Fund may invest in the following: corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Baa to B by Moody’s or BBB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in: mortgage-related securities, including collateralized mortgage obligations (“CMOs”) and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; Brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Fund may invest up to 20% of its assets in foreign investments denominated in foreign currencies. This limit does not apply to dollar-denominated foreign securities including ADRs.

PF PIMCO Managed Bond Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Fund may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in foreign investments denominated in foreign currencies. The Fund may invest up to 5% of its net assets in event-linked bonds.

The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF Pacific Life Money Market Fund

The Fund invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Fund may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one

NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Putnam Equity Income Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Putnam Research Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Salomon Brothers Large-Cap Value Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The fund may engage in short sales against the box.

The Fund may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

PF Van Kampen Comstock Fund (formerly called Strategic Value)

The Fund is classified as a non-diversified fund.

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Van Kampen Mid-Cap Growth Fund

The Fund is classified as a non-diversified fund.

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts. In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Diversification Versus Non-Diversification

Each Fund, other than the PF Van Kampen Comstock Fund, and PF Van Kampen Mid-Cap Growth Fund, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested.

The PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). However, there are certain Federal tax diversification requirements (for more information, see Taxation section). Because non-diversified Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified Fund does not prevent a Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds do not invest directly in securities. However, the Portfolio Optimization Funds are subject to the risks described below indirectly through their investment in the Underlying Funds.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be

$1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the Periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

REITs pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Concentration Policy”.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (“PAC”).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Linked Securities

Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest in include:

Equity-Linked and Index-Linked Securities.  Equity-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

Currency-Indexed Securities.  Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market

Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.  Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. With respect to the PF Pacific Life Money Market Fund commercial paper should be: (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Fund may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Fund above.

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PF Pacific Life Money Market

Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price—and all the rights and risks of ownership of the securities—accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Pacific Funds has authorized PFPC, Inc. (“PFPC”) to engage in securities lending. In determining whether to lend securities, PFPC considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PF Pacific Life Money

Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”) and global Depositary Receipts (“GDRs”) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Included among the emerging market debt obligations in which a Fund may invest are “Brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon. A Fund will not speculate in forward foreign exchange.

Except with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Fund may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by a Fund, or, if a Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if a Fund maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash—not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

Under the 1940 Act, a Fund (other than the Portfolio Optimization Funds) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or “ETFs”). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamonds”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™.  I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares. Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Futures Contracts and Options on Futures Contracts

There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date. If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations.    Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

When purchasing a futures contract, a Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) ”currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) ”interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) ”interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) ”caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) ”credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

Risks of Swap Agreements.  Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

Structured Notes

The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment goal as set forth under “About the Funds,” in the Prospectus for the Underlying Funds, and under “Overview of the Funds’ in the Prospectus for the Portfolio Optimization Funds, and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting shares of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) (except for the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund), invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds, securities of other investment companies. This restriction doesn’t apply to the PF INVESCO Health Sciences Fund or the PF INVESCO Technology Fund, which normally invest 25% or more of their total assets in the health sciences and technology industries, respectively.

(ii) with respect to 75% of its total assets (except in the case of the PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund and the Portfolio Optimization Funds), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

(v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its fund securities to the extent permitted under applicable law; and

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short, except the PF Lazard International Value, PF MFS International Large-Cap (formerly Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Putnam Research, and PF Van Kampen Mid-Cap Growth Funds; or sell short against the box, except the PF AIM Blue Chip, PF AIM Aggressive Growth, PF INVESCO Health Sciences, PF INVESCO Technology, PF Lazard International Value, PF MFS International Large-Cap (formerly Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Putnam Research, PF Salomon Large-Cap Value, PF Van Kampen Comstock, and PF Van Kampen Mid-Cap Growth Funds;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF AIM Blue Chip, PF AIM Aggressive Growth, PF Putnam Equity Income, PF Putnam Research, PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds;

(iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

(v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts;

(vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change; and

(vii) Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

In addition, the following restrictions apply to the Funds as stated below:

(i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts; and

(ii) the Portfolio Optimization Funds may invest in short-term instruments, U.S. Government securities, money market instruments unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by Pacific Life to the extent permissible under existing or future rules of the SEC.

Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. The investment limitations set forth above may apply to the Portfolio Optimization Funds and may not necessarily apply to the Underlying Funds in which the Portfolio Optimization Funds invest. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF THE FUND

Pacific Funds was organized as a Delaware statutory trust on May 21, 2001, and currently consists of twenty separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest. The business and affairs of Pacific Funds are managed under the direction of the Board of Trustees under Pacific Funds’ Declaration of Trust.

Management Information

The Trustees and Officers of Pacific Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each Interested Trustee and Officer, unless otherwise indicated, is c/o 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below.

Interested Trustees

Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)	Number of Funds in Fund Complex Overseen**
Thomas C. Sutton* Age 60	Chairman of the Board and Trustee since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Select Fund; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Director of Newhall Land & Farming; Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	50

Glenn S. Schafer* Age 53	President and Trustee since 2001	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President of Pacific Select Fund; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	15

Officers
Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)
Brian D. Klemens Age 46	Vice President and Treasurer since 2001	Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.

Robin S. Yonis Age 48	Vice President and General Counsel since 2001	Assistant Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company.

Diane N. Ledger Age 63	Vice President and Assistant Secretary since 2001	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company and Vice President and Assistant Secretary of Pacific Select Fund.

Audrey L. Milfs Age 57	Secretary since 2001	Vice President, Director and Corporate Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Select Fund.

Independent Trustees

The address of each Independent Trustee is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) (and certain additional occupation information)	Number of Funds in Fund Complex Overseen**
Lucie H. Moore Age 46	Trustee since 2001	Trustee of Pacific Select Fund; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	50

Richard L. Nelson Age 73	Trustee since 2001	Trustee of Pacific Select Fund; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting).	50

Lyman W. Porter Age 73	Trustee since 2001	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	50

Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) (and certain additional occupation information)	Number of Funds in Fund Complex Overseen**
Alan Richards Age 73	Trustee since 2001	Trustee of Pacific Select Fund; Chairman of the Board and Director, NETirement.com, Inc. (retirement planning software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	50

*	Messrs. Schafer and Sutton are “interested persons” of Pacific Funds (as that term is defined in the 1940 Act) because of their positions with Pacific Life as shown.
**	Includes Pacific Funds’ Funds and Pacific Select Fund’s Portfolios, (an investment company advised by Pacific Life) (together, the “Fund Complex”), as of May 1, 2003.

Board of Trustees

The Board of Trustees is responsible for the overall management and operations of Pacific Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

The members of the Audit Committee include each Trustee that is not an “interested person” of Pacific Funds (as such term is defined in the 1940 Act). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the accounting and financial controls of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2003.

The members of the Policy Committee include each Trustee that is not an “interested person” of Pacific Fund (as such term is defined in the 1940 Act). The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Pacific Fund’s Board of Trustees for their review and/or consideration for approval at the Pacific Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met seven times during the fiscal year ended March 31, 2003.

The members of the Nominating Committee include each Trustee that is not an “interested person” of Pacific Funds (as such term is defined in the 1940 Act). The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Funds. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 2003.

The members of the Valuation Committee consist of any two or more Trustees, at least one of which is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee did not meet during the fiscal year ended March 31, 2003.

Equity Ownership of Trustees

As of December 31, 2002, Trustees and Officers of Pacific Funds, as a group, beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee in the Family of Investment Companies.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Glenn S. Schafer	None	Over $100,000

Thomas C. Sutton	None	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Lucie H. Moore	None	None

Richard L. Nelson	$1–$10,000 PF AIM Aggressive Growth Fund PF Lazard International Value Fund PF Putnam Research Fund	Over $100,000

PF Van Kampen Mid-Cap Growth Fund

$10,001–$50,000 PF INVESCO Health Sciences Fund PF Putnam Equity Income Fund

Lyman W. Porter	None	$10,001–$50,000

Alan Richards	$1–$10,000 PF AIM Aggressive Growth Fund PF INVESCO Technology Fund PF MFS International Large-Cap (formerly Global Growth) Fund PF Putnam Equity Income Fund	Over $100,000

PF Van Kampen Comstock Fund (formerly Strategic Value)

Over $100,000 PF Pacific Life Money Market Fund PF PIMCO Managed Bond Fund

Retirement Policy for Trustees

The Trustees have adopted a retirement policy for the Independent Trustees of the Fund.

A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is a Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the Trustees then in office.

Deferred Compensation Agreement

Pursuant to the Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferred account are obligations of the Fund that are payable in accordance with the Agreement. A Trustee who defers compensation has the option to select credit rate options that tracks the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a Trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the deferring Trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund.

Factors Considered in Approving the Investment Advisory Agreement

The Investment Advisory Agreement with Pacific Life and the Fund Management Agreements with each of the Managers in effect (the “Agreements”) were approved or renewed for Pacific Funds by Pacific Funds’ Board of Trustees, including the Independent Trustees. Pacific Life and the Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters.

In evaluating the Agreements, the Board of Trustees, including Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided including the experience of relevant personnel; (ii) the reasonableness of the compensation paid under the Advisory and Fund Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar funds; (iii) a comparative analysis of performance of each Fund to similar funds and relevant market indices, and, for new Funds, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Managers; (v) the manner in which economies of scale have been realized among certain Funds and are anticipated for other Funds; (vi) the current and historical subsidies provided to certain Funds by Pacific Life, and the importance of these subsidies to new Funds; and (vii) the terms and conditions of each Agreement.

In evaluating the Agreements, the Board of Trustees of Pacific Funds also considered Pacific Life’s efforts and expenses associated with the development and operation, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life, and noted: (1) the high quality of shareholder servicing rendered by Pacific Life; (2) the provision of asset allocation services to shareholders at no additional cost; and (3) the provision of fund rebalancing, dollar cost averaging, and similar services at no additional cost.

After consideration of these factors, the Board found that: (1) the compensation payable under the Agreements bore a reasonable relationship to the services to be rendered and was fair and reasonable; and (2) the Agreements are in the best interests of Pacific Funds and its shareholders.

Compensation

The following table illustrates the aggregate compensation paid to the Independent Trustees by Pacific Funds, pension or retirement benefits accrued, annual benefits upon retirement and total compensation paid to these Trustees by the Fund Complex:

Independent Trustees

Name	Aggregate Compensation from Pacific Funds		Pension or Retirement Benefits Accrued as Part of Pacific Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Lucie H. Moore	$28,000	(2)	0	0	$110,500
Richard L. Nelson	$29,750	(3)	0	0	$115,550
Lyman W. Porter	$29,000		0	0	$113,700
Alan Richards	$29,750		0	0	$115,550

(1)	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2002 and March 31, 2003, respectively.

(2)	Ms. Moore elected to defer $21,500 of the $28,000.

(3)	Mr. Nelson elected to defer the entire $29,750.

Investment Adviser

Pacific Life serves as Investment Adviser to the Pacific Funds pursuant to an Investment Advisory Agreement (“Advisory Contract”) between Pacific Life and the Pacific Funds.

Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. The Pacific Life family of companies has business relationships with more than two-thirds of the 100 largest U.S. companies. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

The Advisory Contract will continue in effect until December 31, 2003, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Trustees who are not parties to such Advisory Contract or “interested persons”, as defined in the 1940 Act, of any such party. The Advisory Contract and the Fund Management Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001. An Addendum to the Advisory Contract for the PF Putnam Equity Income Fund and the PF Putnam Research Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on October 8, 2001, and by the sole shareholder of those Funds on December 26, 2001. An Addendum to the Advisory Contract for the PF PIMCO Inflation Managed Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting on October 2, 2002, and by the sole shareholder of that Fund on December 27, 2002. An Addendum to the Advisory Contract for the Portfolio Optimization Funds and the Short Duration Bond Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting on September 8, 2003, and by the sole shareholder of those Funds on                     , 2003. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Fund Management Agreement, respectively, and each agreement will terminate automatically if assigned.

The Pacific Funds pay the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF AIM Blue Chip, PF Putnam Equity Income and PF Van Kampen Comstock Funds, the Fund pays .95% of the average daily net assets of each of the Funds. For the PF AIM Aggressive Growth and PF Putnam Research Funds, the Fund pays 1.00% of the average daily net assets of each of the Funds. For the PF INVESCO Health Sciences, PF INVESCO Technology, and PF MFS International Large-Cap (formerly Global Growth) Funds, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Janus Growth LT Fund, the Fund pays .75% of the average daily net assets of the Fund. For the PF Salomon Brothers Large-Cap Value and PF Lazard International Value Funds, the Fund pays .85% of the average daily net assets of each of the Funds. For the PF Van Kampen Mid-Cap Growth Fund, the Fund pays .90% of the average daily net assets of the Fund. For the PF Goldman Sachs Short Duration Bond, the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds, the Fund pays .60% of the average daily net assets of each of the Funds. For the PF Pacific Life Money Market Fund, the Fund pays .40% of the first $250 million of the average daily net assets of the Fund, .35% of the next $250 million of the average daily net assets of the Fund, and .30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly. The Adviser receives no fee for investment advisory services under the Advisory contract with respect to the Portfolio Optimization Funds, although those Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

Net Advisory fees paid or owed to Pacific Life for the fiscal year end:

Fund	3/31/03 Fees Paid or Owed*	3/31/02 Fees Paid or Owed*
PF AIM Blue Chip	$89,824	$44,554
PF AIM Aggressive Growth	59,122	33,742
PF INVESCO Health Sciences	71,203	40,455
PF INVESCO Technology	52,735	42,261
PF Janus Growth LT	58,785	32,947
PF Lazard International Value	71,029	29,178
PF MFS International Large-Cap (formerly Global Growth)	61,260	34,684
PF PIMCO Inflation Managed	8,709	N/A
PF PIMCO Managed Bond	170,595	84,787
PF Pacific Life Money Market	81,879	44,913
PF Putnam Equity Income	92,299	23,897
PF Putnam Research	122,209	35,915
PF Salomon Brothers Large-Cap Value	138,868	66,264
PF Van Kampen Comstock	64,958	36,638
PF Van Kampen Mid-Cap Growth	70,649	42,519

*	The Pacific Funds did not begin operations until October 1, 2001. The PF Putnam Equity Income and PF Putnam Research Funds did not begin operations until December 31, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

The Pacific Funds (including the Portfolio Optimization Funds) will also compensate the Adviser under the Advisory Contract at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of the Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management program.

During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by the Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and the Pacific Funds, and such expenses as are assumed by a sub-adviser under a Fund Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for the Fund; expenses of maintaining the Fund’s legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of overseeing and administering the Fund’s regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees, officers and employees of Pacific Fund who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates; trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

To help limit expenses (effective October 1, 2001) with respect to the Funds other than the Portfolio Optimization Funds, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Fund for expenses (including organizational expenses, but, not including investment advisory fees, distribution and service fees, interest, taxes (including foreign taxes on dividends, interest or gains), brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% through June 30, 2004 and 0.45% thereafter through June 30, 2005. The expense cap for all other funds is 0.45% through June 30, 2005. There can be no assurance that this policy will be continued beyond June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap.

To help limit expenses of the Portfolio Optimization Funds, Pacific Life has contractually agreed to waive its fee under the Administrative and Shareholder Services Agreement with respect to the Portfolio Optimization Funds (see Other Information – Administrative Services below) and charges for support services and otherwise reimburse each Portfolio Optimization Fund for its operating expenses (including organizational expenses, but not including 12b-1 distribution and service fees; foreign taxes on dividends, interest or gains; taxes; transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) through December 31, 2004. There can be no assurance that this policy will continue beyond December 31, 2004. Each Portfolio Optimization Fund (and its shareholders) will, however, indirectly bear their proportionate share of the expenses of the Underlying Funds in which they invest, including, but not limited to, investment management, administrative and 12b-1 distribution and service fees, and other expenses.

Pacific Life reimbursements for the fiscal year ended 3/31/03 and 3/31/02 were as follows:

Fund	2003*	2002*
PF AIM Blue Chip	$192,697	$191,685
PF AIM Aggressive Growth	137,076	164,928
PF INVESCO Health Sciences	128,537	101,705
PF INVESCO Technology	131,800	105,965
PF Janus Growth LT	181,111	201,429
PF Lazard International Value	174,426	181,009
PF MFS International Large-Cap (formerly Global Growth)	391,365	231,269
PF PIMCO Inflation Managed	35,513	N/A
PF PIMCO Managed Bond	360,805	139,799
PF Pacific Life Money Market**	291,629	139,704
PF Putnam Equity Income	241,155	102,380
PF Putnam Research	203,580	120,064
PF Salomon Brothers Large-Cap Value	187,014	166,357
PF Van Kampen Comstock	134,554	167,973
PF Van Kampen Mid-Cap Growth	193,070	164,483

*	The Pacific Funds did not begin operations until October 1, 2001. The PF Putnam Equity Income and PF Putnam Research Funds did not begin operations until December 31, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

**	The distributor, Pacific Select Distributors, Inc. voluntarily waived $732 of PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 distribution fees for the fiscal year ended March 31, 2003.

Other Expenses of the Fund

Pacific Funds bears all costs of its operations. These costs may include expenses for custody, audit fees, transfer agency fees, administrative expenses, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds’ legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

Pacific Life directly manages the PF Pacific Life Money Market Fund and the Portfolio Optimization Funds. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Management Agreements, the terms of which are discussed below.

Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Management Agreements and enter into new Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party. without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

Pursuant to a Management Agreement and an Addendum to the Agreement among Pacific Funds, the Adviser, and AIM Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Manager and provides investment advisory services to the PF AIM Blue Chip and PF AIM Aggressive Growth Funds. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund are aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)
.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund are aggregated.

For the services provided, for the period October 1, 2001 through April 30, 2003 for the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)
.55%	On first $500 million
.50%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)
.60%	On first $500 million
.55%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund were aggregated.

AIM was founded in 1986 and together with its affiliates manages over $124 billion as of December 31, 2002. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to AIM for the PF AIM Blue Chip and PF AIM Aggressive Growth Funds for the fiscal year ended March 31, 2003 were $51,408.94 and $35,433.32 and for 2002 were $25,753.48 and $20,303.35, respectively.

Pursuant to a Fund Agreement among the Fund, the Adviser, and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Manager and provides investment advisory services to the PF Goldman Sachs Short Duration Bond Fund. For the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on the annual percentage of the combined daily net assets of the PF Goldman Sachs Short Duration Bond Fund according to the following fee schedule:

PF Goldman Sachs Short Duration Bond Fund

Rate (%)	Break Point (assets)
.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

When determining the break point rate, the average daily net assets of the PF Goldman Sachs Short Duration Bond Fund and the Short Duration Bond Portfolio of the Pacific Select Fund are aggregated.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and INVESCO Funds Group, Inc. (“INVESCO”), 4350 South Monaco Street, Denver, CO 80237, INVESCO is the Manager and provides investment advisory services to the PF INVESCO Health Sciences and PF INVESCO Technology Funds. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds, according to the following schedule:

PF INVESCO Health Sciences and PF INVESCO Technology Funds

Rate (%)	Break Point (assets)
.50%	On first $100 million
.475%	Next $150 million
.45%	Next $250 million
.425%	On excess

For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds, according to the following schedule:

PF INVESCO Health Sciences and PF INVESCO Technology Funds

Rate (%)	Break Point (assets)
.50%	On first $1 billion
.47%	On excess

When determining the break point rate, the combined average daily net assets of the PF INVESCO Health Sciences Fund, the PF INVESCO Technology Fund, and the Financial Services, Health Sciences, Technology, and Telecommunication Portfolios of the Pacific Select Fund are aggregated.

INVESCO was founded in 1932 and manages approximately $21 billion as of December 31, 2002. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to INVESCO for the PF INVESCO Health Sciences and PF INVESCO Technology Funds for the fiscal year ended March 31, 2003 were $32,323.07 and $23,887.30, and for 2002 were $18,457.49 and $19,269.39, respectively.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC. (“Janus”), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Growth LT Fund. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

For the services provided, for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $138 billion in assets under management as of December 31, 2002. As of June 2, 2003, Janus Capital Group Inc. (“JCG”) owned approximately 95% of Janus. JCG is a publicly traded holding company whose primary subsidiaries are engaged in financial services.

Net fees paid or owed by Pacific Life to Janus for the fiscal year ended March 31, 2003 were $33,986.77 and for 2002 were $20,451.92 for the PF Janus Growth LT Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard International Value Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)
.35%	On first $1 billion
.30%	On the next $1 billion
.25%	On excess

For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.30%	On excess

When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund are aggregated.

Lazard, a division of Lazard Frères & Co. LLC (“Lazard Frères”), a New York limited liability company, is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $56 billion as of December 31, 2002. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

Net fees paid or owed by Pacific Life to Lazard for the fiscal year ended March 31, 2003 were $29,299.81 and for 2002 were $12,052.25 for the PF Lazard International Value Fund.

Pursuant to a Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS International Large-Cap Fund. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)
.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund are aggregated.

For the services provided, for the period of October 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS International Large-Cap Fund, according to the following schedule:

PF MFS International Large-Cap Fund

Rate (%)	Break Point (assets)
.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

When determining the break point rate, the combined average daily net assets of the PF MFS International Large-Cap Fund and the International Large-Cap Portfolio of the Pacific Select Fund were aggregated.

MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $112 billion as of December 31, 2002.

Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2003 were $30,592.11 and for 2002 were $17,381.65 for the PF MFS International Large-Cap Fund.

Pursuant to a Management Agreement and an addendum to the agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund.

For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the average daily net assets of the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.

Net fees paid or owed by Pacific Life to PIMCO for the fiscal year March 31, 2003 for the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds were $3,648.00 and $71,025.00, and for 2002 were $35,559.00 for the PF PIMCO Managed Bond Fund. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

PIMCO is an investment counseling firm founded in 1971, and had approximately $304 billion in assets under management as of December 31, 2002. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (“ADAM LP”). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’s sole general partner is Allianz-PacLife Partners LLC, Allianz-PacLife Partners LLC is a Delaware limited company with two members. ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC’s sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly-owned by Allianz AG, Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company, Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

Absent an order from the SEC or other relief, the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Fund’s ability to purchase securities underwritten by an affiliated broker or to utilize the affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Fund’s ability to take advantage of market opportunities, or their overall performance.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Manager and provides investment advisory services to the PF Equity Income Fund and PF Putnam Research Fund. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following fee schedules:

PF Putnam Equity Income Fund

Rate (%)	Break Point (assets)
.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

PF Putnam Research Fund

Rate (%)	Break Point (assets)
.75%	On first $250 million
.65%	On excess

Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2002, Putnam and its affiliates managed $250 billion in assets.

Net fees paid or owed by Pacific Life to Putnam for the fiscal year March 31, 2003 for the PF Putnam Equity Income and PF Putnam Research Funds were $63,138.87 and $91,555.49, and for 2002 were $16,207.99 and $26,652.42, respectively.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, New York 10022, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the PF Salomon Brothers Large-Cap Value Fund, according to the following schedule:

PF Salomon Brothers Large-Cap Value Fund

Rate (%)	Break Point (assets)
.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

When determining the break point rate, the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund are aggregated.

SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 2002, SaBAM and such affiliates managed approximately $34 billion of assets.

Net fees paid or owed by Pacific Life to SaBAM for the fiscal year March 31, 2003 for the PF Salomon Brothers Large-Cap Value Fund were $52,188.12, and for 2002 were $24,877.67, respectively.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Morgan Stanley Investment Management Inc. (MSIM). MSIM is the Manager and provides investment advisory services to the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds. MSIM, a subsidiary of Morgan Stanley is located at 1221

Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Funds) under the name Van Kampen.

Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds, according to the following fee schedule:

PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

When determining the break point rates, the combined average daily net assets of the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the Comstock, Real Estate, and Mid-Cap Growth Portfolios of Pacific Select Fund are aggregated.

From October 1, 2001 through April 30, 2003, pursuant to a Management Agreement among Pacific Funds, the Adviser, and Janus. Janus served as the Manager for the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund).

For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund), according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock Fund and the Comstock Portfolio of the Pacific Select Fund were aggregated.

For the services provided, for the period October 1, 2001 through April 30, 2002 for the PF Van Kampen Comstock Fund, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Points (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

Net fees paid or owed by Pacific Life to Janus for the fiscal year March 31, 2003 were $34,459.29 and for 2002 were $21,286.34 for the PF Van Kampen Comstock Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and MFS, 500 Boylston Street, Floor 21, Boston, MA 02116, MFS served as the Manager for the PF Van Kampen Mid-Cap Growth Fund (formerly PF MFS Mid-Cap Growth Fund).

For the services provided, for the period October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF MFS Mid-Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

PF MFS Mid-Cap Growth Fund

Rate (%)	Break Point (assets)
.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2003 were $31,328.99 and for 2002 were $18,992.74 for the PF Van Kampen Mid-Cap Growth Fund.

Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002 Van Kampen, together with its affiliated asset management companies, had approximately $376 billion in assets under management.

The Fund Management Agreements are not exclusive, and each Manager may provide and currently are providing investment advisory services to other clients, including other investment companies.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Portfolio Optimization Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for the Portfolio Optimization Funds and the Underlying Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds’ Adviser and Board of Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker- dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

During the fiscal years ended 3/31/03 and 3/31/02, each Fund incurred brokerage commissions as follows:

Fund	Fiscal Year 2003*	Fiscal Year 2002*
PF AIM Blue Chip	$12,779	$8,169
PF AIM Aggressive Growth	12,954	9,729
PF INVESCO Health Sciences	21,397	9,492
PF INVESCO Technology	24,692	15,617
PF Janus Growth LT	26,826	19,848
PF Lazard International Value	12,108	8,452
PF MFS International Large-Cap (formerly Global Growth)	29,614	22,312
PF PIMCO Inflation Managed(1)	None	N/A
PF PIMCO Managed Bond	3,060	293
PF Putnam Equity Income(1)	16,931	11,626
PF Putnam Research(1)	51,519	32,822
PF Salomon Brothers Large-Cap Value(2)	45,223	41,639
PF Van Kampen Comstock	11,647	14,281
PF Van Kampen Mid-Cap Growth	57,638	22,196

*	Increases in brokerage commissions from one year to the next are generally due to increased trading activity and/or an increase or decrease in fund assets.

(1)	The PF Putnam Equity Income and PF Putnam Research Funds did not begin operations until December 31, 2001. The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

(2)	of which $2,501 (5.53%) and $325 (0.78%) was paid to Salomon Smith Barney Inc. in fiscal year 2003 and 2002, respectively, an affiliate of Salomon Brothers Asset Management Inc. $579,571 of $16,359,400 (3.54%) and $63,119 of $22,528,091 (0.28%) in principal value of transactions involving commissions were effected through Salomon Smith Barney Inc. in fiscal year 2003 and 2002, respectively.

During the fiscal year ended March 31, 2003, the PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS International Large-Cap (formerly Global Growth) Fund, PF PIMCO Managed Bond Fund, PF Putnam Equity Income Fund, PF Putnam Research Fund, and PF Salomon Brothers Large-Cap Value Fund acquired and sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

As of March 31, 2003 the following Funds acquired and held securities of their regular broker-dealers:

Fund	Securities of Regular Broker-Dealers	Value
PF AIM Blue Chip	Bank of America Corp	$213,888
	Citigroup Inc	310,050
	Goldman Sachs Group Inc	122,544
	JP Morgan Chase & Co	75,872
	Merrill Lynch & Co Inc	95,580
	Morgan Stanley	122,720
	Prudential Financial Inc	61,425
PF AIM Aggressive Growth	Legg Mason Inc	57,513
	Lehman Brothers Holdings Inc	80,850
PF Janus Growth LT	Citigroup Inc	54,948
	Goldman Sachs Group Inc	186,879
PF Lazard International Value	UBS AG	356,747
PF MFS International Large-Cap (formerly Global Growth)	Citigroup Inc	34,450
	UBS AG	32,235
PF PIMCO Managed Bond	Bank of America Corp	101,976
	Citigroup Inc	53,717
	Morgan Stanley	102,079
	UBS AG	99,920
PF Putnam Equity Income	Citigroup Inc	385,048
	JP Morgan Chase & Co	123,268
	Lehman Brothers Holdings Inc	22,869
	Merrill Lynch & Co Inc	89,066
PF Putnam Research	Citigroup Inc	344,500
PF Salomon Brothers Large-Cap Value	JP Morgan Chase & Co	165,970
	Merrill Lynch & Co Inc	208,860
	Morgan Stanley	187,915
	US Bancorp	203,086
	Wachovia Corp	190,792

Fund Turnover

For reporting purposes, each Fund’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions.

The fund turnover rates are not expected to exceed: 1000% for the PF PIMCO Inflation Managed Fund; 400% for the PF PIMCO Managed Bond Fund; 200% for the PF Goldman Sachs Short Duration Bond Fund, PF INVESCO Health Sciences, PF INVESCO Technology and PF Putnam Research Funds; less than 100% for the PF Lazard International Value Fund and the Portfolio Optimization Funds; and 150% for all other Funds. For Funds other than the PF Pacific Life Money Market Fund, Fund turnover could be greater in periods of unusual market movement and volatility.

NET ASSET VALUE

Shares of each Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 P.M. Eastern Time (or earlier than 4:00 P.M. Eastern Time, as determined by the Custodian) although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

With respect to the Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are generally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation converted into U.S. dollars.

The PF Pacific Life Money Market Fund’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

Shares of the Underlying Funds held by the Portfolio Optimization Funds are valued at their respective NAVs at the time of computation. Other securities and assets of the Portfolio Optimization Fund are valued as described below.

Equity securities for which market quotations are readily available are valued from a pricing vendor approved by Pacific Funds’ Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

When a Fund writes a put or call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Pacific Funds’ NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Pacific Funds’ procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that Pacific Funds values its shares. Prices derived under these procedures will be used in determining NAV.

If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if, under the Pacific Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by Pacific Funds’ Board of Trustees. In determining the fair value of securities, Pacific Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Pacific Funds has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

Information that becomes known to Pacific Funds or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of Pacific Funds, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Fund which is subject to annual approval by the Board of Trustees of the Fund. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Pacific Funds. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and servicing fee with respect to each share class.

The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Each Fund currently offers three classes of shares: Class A, Class B and Class C.

Class A, Class B and Class C shares of each Fund are offered through firms (“participating brokers”) which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

The Fund has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Prospectus under the caption “Sales charges and fees by share class,” Class A shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. Class C shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)		Amount Reallowed to Dealers
Class A	Investment Amount	Front-end Charge
	up to $49,999	5.50%	4.75%
	$50,000 – 99,999	4.75%	4.00%
	$100,000 –249,999	3.75%	3.00%
	$250,00 – 499,999	3.00%	2.50%
	$500,000 –999,999	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00%*

* For purchases of $1 million or more, there is a CDSC of 1% if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

		Contingent Deferred Sales Charge (Load) (“CDSC”)
Class B	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

** The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.
			Contingent Deferred Sales Charge (Load) (“CDSC”)
Class C	Maximum Sales Charge (Load)	Amount Reallowed to Dealers	Years After Purchase:	CDSC on Shares Being Sold:
	1%	1%***	1st	1.00%

*** In addition to the amount reallowed to dealers, the Distributor may pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A and Class C shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During such periods such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the fiscal year ended March 31, 2003, the Distributor received sales charges in the aggregate of $551,375.30, of which the Distributor retained $65,337.50.

For the fiscal year ended March 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Fund	Class A Sales Charges Before Dealer Re-Allowance	Class A Sales Charges After Dealer Re-Allowance	Class B Deferred Sales Charges	Class C Sales Charges Before Dealer Re-Allowance	Class C Sales Charges After Dealer Re-Allowance	Class C Deferred Sales Charges
PF AIM Blue Chip	$55,339.10	$8,790.80	$43.34	$14,302.04	$0.00	$216.32
PF AIM Aggressive Growth	2,144.23	299.02	56.32	1,085.47	0.00	0.00
PF INVESCO Health Sciences	3,838.07	534.55	49.99	913.50	0.00	0.00
PF INVESCO Technology	720.14	100.52	797.41	771,02	0.00	0.00
PF Janus Growth LT	21,184.55	3,253.85	8.40	5,734.01	0.00	105.53
PF Lazard International Value	58,321.11	9,151.16	80.37	17,186.91	0.00	283.29
PF MFS International Large-Cap (formerly Global Growth)	745.89	102.89	0.00	730.04	0.00	3.37
PF PIMCO Inflation Managed(1)	18,328.74	2,846.50	0.00	3,180.33	0.00	0.00
PF PIMCO Managed Bond	141,346.28	21,972.09	27.50	42,169.50	0.00	689.47
PF Pacific Life Money Market	0.00	0.00	401.23	2,044.35	0.00	1,682.93
PF Putnam Equity Income	16,433.54	2,523.51	118.61	5,640.60	0.00	72.58
PF Putnam Research	493.31	69.52	0.00	885.27	0.00	0.00
PF Salomon Brothers Large-Cap Value	60,610.34	9,668.87	23.67	19,982.01	0.00	466.29
PF Van Kampen Comstock	4,547.85	741.80	329.80	1,080.94	0.00	12.23
PF Van Kampen Mid-Cap Growth	34,682.83	5,282.42	14.51	11,251.81	0.00	198.36

(1)	The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

Class A, Class B and Class C shares of the Fund are continuously offered through participating brokers that are members of the NASD and that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Service Plans for Class A, Class B and Class C shares (the “Distribution Plans”), in connection with the distribution of Class A, Class B and Class C shares of the Fund and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Fund and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Fund. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Fund to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Fund to participating and introducing brokers, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, or Class C shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A, Class B and Class C shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor. Pursuant to the Distribution Agreement with the Fund, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Distribution Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fees applicable to Class A, Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class A, Class B or Class C shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, participating or introducing brokers, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Fund to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Fund as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A	0.25%	0.25%
Class B	0.25%	0.75%
Class C	0.25%	0.75%

In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected participating brokers in connection with the sale or servicing of any class of shares of the Fund. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay participating brokers and other intermediaries for transfer agency and other services.

Because each class of shares of the Portfolio Optimization Funds is invested in Class A shares of the Underlying Funds, the annual 12b-1 distribution and servicing fee for each Class of shares of the Portfolio Optimization Funds is reduced by 0.50% in order to avoid duplication of this fee.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class A, Class B and Class C shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Fund, the Distributor would recover such excess only if the Distribution Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution Plan terminates.

Each Distribution Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Distribution Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Distribution Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Distribution Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such Disinterested Trustees.

The Distribution Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Distribution Plans went into effect for each Fund on June 13, 2001. If a Distribution Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund		Class A	Class B	Class C
PF AIM Blue Chip
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$16,079	$955	$2,629
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	26,457	1,571	4,325

PF AIM Aggressive Growth
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$10,993	$116	$245
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	18,090	192	403

PF INVESCO Health Sciences
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$11,977	$226	$289
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	19,707	372	476

Fund		Class A	Class B	Class C

PF INVESCO Technology
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$8,943	$98	$139
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	14,715	160	228

PF Janus Growth LT
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$13,979	$474	$1,196
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	23,003	779	1,967

PF Lazard International Value
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$13,761	$1,008	$3,057
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	22,644	1,659	5,029

PF MFS International Large-Cap (formerly Global Growth)
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$10,427	$114	$84
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	17,157	188	137

PF PIMCO Inflation Managed(1)
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$2,649	$59	$130
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	4,358	97	215

PF PIMCO Managed Bond
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$47,833	$2,849	$8,959
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	78,710	4,688	14,743

Fund		Class A	Class B	Class C

PF Pacific Life Money Market(2)
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$37,059	$1,106	$1,876
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	60,981	1,820	3,086

PF Putnam Equity Income
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$17,699	$343	$984
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	29,124	564	1,618

PF Putnam Research
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$23,004	$69	$119
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	37,852	114	196

PF Salomon Brothers Large-Cap Value
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$28,210	$1,400	$3,935
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	46,420	2,304	6,475

PF Van Kampen Comstock
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$12,539	$497	$271
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	20,634	817	445

PF Van Kampen Mid-Cap Growth
For the fiscal year ended March 31, 2003, the following amounts were paid by Pacific Funds for:
(i)	advertising	$13,448	$788	$1,989
(ii)	printing and mailing of prospectuses to prospective shareholders	0.00	0.00	0.00
(iii)	compensation to broker-dealers	22,128	1,296	3,273

(1)	The PF PIMCO Inflation Managed Fund did not begin operations until December 31, 2002.

(2)	Pacific Select Distributors, Inc. voluntarily waived $732 of the PF Pacific Life Money Market Fund’s Class B and Class C 12b-1 fees.

The Trustees believe that the Distribution Plans will provide benefits to Pacific Funds. The Trustees believe that the Distribution Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Distribution Plans or under alternative distribution and servicing schemes. Although Pacific Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Distribution Plans on sales and/or redemptions may benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Fund, and in connection with the servicing of shareholders of the Fund and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Fund and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Purchases, Redemptions and Exchanges

Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Prospectus under the headings “Buying Shares,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference.

Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

As described in the Prospectus under the caption “Exchanging Shares,” a shareholder may exchange shares of a Fund of the Pacific Funds for shares of the same class of any other Fund without paying any additional sales charge, except for money initially invested in the PF Pacific Life Money Market Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of the Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange but the investment in the other fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.” With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B and Class C shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds’ current policy. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees. Pacific Funds may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectus.

PERFORMANCE INFORMATION

From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

Current yield for the PF Pacific Life Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the PF Pacific Life Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

The yield for the 7-day period ended September 30, 2003:

PF Pacific Life Money Market Fund:

7-day Simple Yield 0.09%

7-day Effective Yield 0.09%

Quotations of yield for the PF Inflation Managed Fund and the PF PIMCO Managed Bond Fund will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a - b)/(cd) + 1)6 - 1]

where
a	=	dividends and interest earned during the period,

b	=	expenses accrued for the period (net of reimbursements),

c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d	=	the maximum offering price per share on the last day of the period.

The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund’s investments and operating expenses allocated to the Fund or its classes of shares. These factors and the possible differences in the methods used in calculating yield should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The annualized 30-day yield for the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund for the period ended September 30, 2003 were 2.46% and 0.71% for Class A, 1.98% and 0.32% for Class B, and 1.95% and 0.31% for Class C, respectively.

Calculation of Total Return

Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund or class over periods of one, five and ten years (up to the life of the Fund), based on an initial investment of $1,000. Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. A Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

The formula can be expressed as follows:

P(1+T)n = ERV

where
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years

ERV	=	Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The average annual total returns before taxes for each Fund for the periods indicated through September 30, 2003 are as follows:

	Inception Date	1 Year Total Returns			Annualized Since Inception Total Returns
Fund		Class A	Class B	Class C	Class A	Class B	Class C
PF AIM Blue Chip	10/1/01	12.50%	13.17%	15.97%	(6.19)%	(6.00)%	(4.52)%
PF AIM Aggressive Growth	10/1/01	11.42%	12.32%	15.19%	(2.16)%	(1.89)%	(0.25)%
PF INVESCO Health Sciences	10/1/01	3.05%	3.53%	6.50%	(7.02)%	(6.80)%	(5.31)%
PF INVESCO Technology	10/1/01	36.92%	39.35%	41.80%	(8.28)%	(7.98)%	(6.60)%
PF Janus Growth LT	10/1/01	15.70%	17.03%	19.44%	(7.69)%	(7.34)%	(6.03)%
PF Lazard International Value	10/1/01	12.61%	13.41%	16.29%	(1.11)%	(0.82)%	0.71%
PF MFS International Large-Cap (formerly Global Growth)	10/1/01	12.19%	13.04%	16.16%	(2.40)%	(2.14)%	(0.56)%
PF PIMCO Inflation Managed(1)	12/31/02	N/A	N/A	N/A	2.14%	2.65%	5.49%
PF PIMCO Managed Bond	10/1/01	1.66%	2.13%	5.02%	4.60%	5.18%	6.58%
PF Pacific Life Money Market	10/1/01	0.35%	(4.95)%	(0.95)%	0.50%	(1.91)%	0.11%
PF Putnam Equity Income	12/31/01	14.63%	15.88%	18.49%	(6.46)%	(6.02)%	(4.38)%
PF Putnam Research	12/31/01	15.75%	16.84%	19.66%	(10.64)%	(10.36)%	(8.71)%
PF Salomon Brothers Large-Cap Value	10/1/01	21.77%	23.39%	26.00%	(4.88)%	(4.52)%	(3.12)%
PF Van Kampen Comstock(2)	10/1/01	12.90%	13.96%	16.80%	(2.81)%	(2.54)%	(1.01)%
PF Van Kampen Mid-Cap Growth(2)	10/1/01	18.15%	19.36%	22.07%	(13.64)%	(13.17)%	(12.07)%

(1)	Total returns shown are cumulative since inception.

(2)	Van Kampen began managing the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds effective 5/1/03.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, qualified dividend rate for qualified dividend income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

A Fund advertises its “average annual total return—after taxes on distributions” for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

P(1+T)n = ATVD

where
P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions).

n	=	number of years.

ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

The average annual total returns after taxes on distributions for each Fund for the periods indicated through September 30, 2003 are as follows:

	Inception Date	1 Year Total Returns			Annualized Since Inception Total Returns
Fund		Class A	Class B	Class C	Class A	Class B	Class C
PF AIM Blue Chip	10/1/01	12.50%	13.17%	15.97%	(6.27)%	(6.07)%	(4.60)%
PF AIM Aggressive Growth	10/1/01	11.42%	12.32%	15.19%	(2.31)%	(2.02)%	(0.39)%
PF INVESCO Health Sciences	10/1/01	3.05%	3.53%	6.50%	(7.05)%	(6.84)%	(5.34)%
PF INVESCO Technology	10/1/01	36.92%	39.35%	41.80%	(8.28)%	(7.98)%	(6.60)%
PF Janus Growth LT	10/1/01	15.70%	17.03%	19.44%	(7.74)%	(7.39)%	(6.07)%
PF Lazard International Value	10/1/01	12.37%	13.12%	16.06%	(1.39)%	(1.12)%	0.42%
PF MFS International Large-Cap (formerly Global Growth)	10/1/01	12.19%	13.04%	16.16%	(2.83)%	(2.57)%	(0.98)%
PF PIMCO Inflation Managed(1)	12/31/02	N/A	N/A	N/A	1.22%	1.75%	4.60%
PF PIMCO Managed Bond	10/1/01	(1.39)%	(0.93)%	2.00%	2.53%	3.18%	4.63%
PF Pacific Life Money Market	10/1/01	0.00%	(4.97)%	(0.97)%	0.00%	(1.95)%	0.07%
PF Putnam Equity Income	12/31/01	14.38%	15.55%	18.23%	(6.69)%	(6.28)%	(4.62)%
PF Putnam Research	12/31/01	15.75%	16.84%	19.66%	(10.69)%	(10.39)%	(8.76)%
PF Salomon Brothers Large-Cap Value	10/1/01	21.60%	23.18%	25.81%	(5.11)%	(4.76)%	(3.35)%
PF Van Kampen Comstock(2)	10/1/01	12.90%	13.96%	16.80%	(3.01)%	(2.74)%	(1.20)%
PF Van Kampen Mid-Cap Growth(2)	10/1/01	18.15%	19.36%	22.07%	(15.78)%	(15.38)%	(14.25)%

(1)	Total returns shown are cumulative since inception.

(2)	Van Kampen began managing the PF Van Kampen Comstock and the PF Van Kampen Mid-Cap Growth Funds effective 5/1/03.

Average annual total returns (after taxes on distributions and redemption) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, qualified dividend rate for qualified dividend income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). With respect to capital losses on redemptions, it is also assumed that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

A Fund advertises its “average annual total return-after taxes on distributions and redemption” for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

where
P	=	a hypothetical initial payment of $1,000.

T	=	average annual total return (after taxes on distributions).

n	=	number of years.

ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes and redemption.

The average annual total returns after taxes on distributions and redemption for each Fund for the periods indicated through September 30, 2003 are as follows:

	Inception Date	1 Year Total Returns			Annualized Since Inception Total Returns
Fund		Class A	Class B	Class C	Class A	Class B	Class C
PF AIM Blue Chip	10/1/01	8.13%	8.56%	10.38%	(5.28)%	(5.12)%	(3.87)%
PF AIM Aggressive Growth	10/1/01	7.42%	8.01%	9.88%	(1.92)%	(1.68)%	(0.29)%
PF INVESCO Health Sciences	10/1/01	1.98%	2.30%	4.23%	(5.95)%	(5.77)%	(4.51)%
PF INVESCO Technology	10/1/01	24.00%	25.58%	27.17%	(6.99)%	(6.74)%	(5.58)%
PF Janus Growth LT	10/1/01	10.21%	11.07%	12.64%	(6.52)%	(6.23)%	(5.12)%
PF Lazard International Value	10/1/01	8.17%	8.69%	10.57%	(1.11)%	(0.88)%	0.43%
PF MFS International Large-Cap (formerly Global Growth)	10/1/01	7.92%	8.47%	10.50%	(2.30)%	(2.08)%	(0.73)%
PF PIMCO Inflation Managed(1)	12/31/02	N/A	N/A	N/A	1.37%	1.71%	3.56%
PF PIMCO Managed Bond	10/1/01	1.17%	1.48%	3.36%	2.72%	3.27%	4.48%
PF Pacific Life Money Market	10/1/01	0.00%	(3.22)%	(0.62)%	0.00%	(1.65)%	0.07%
PF Putnam Equity Income	12/31/01	9.48%	10.28%	11.99%	(5.61)%	(5.26)%	(3.86)%
PF Putnam Research	12/31/01	10.24%	10.95%	12.78%	(9.01)%	(8.77)%	(7.40)%
PF Salomon Brothers Large-Cap Value	10/1/01	14.13%	15.18%	16.87%	(4.27)%	(3.97)%	(2.79)%
PF Van Kampen Comstock(2)	10/1/01	8.38%	9.07%	10.92%	(2.50)%	(2.27)%	(0.97)%
PF Van Kampen Mid-Cap Growth(2)	10/1/01	11.80%	12.59%	14.35%	(12.71)%	(12.36)%	(11.43)%

(1)	Total returns shown are cumulative since inception.

(2)	Van Kampen began managing the PF Van Kampen Comstock and the PF Van Kampen Mid-Cap Growth Funds effective 5/1/03.

Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by that Fund’s NAV per share on the last day of the period and annualized according to the following formula:

DIVIDEND YIELD = ( ( (a/b)*365) /c )

where

a	= actual dividends distributed per share for the calendar month in question,

b	= number of days of dividend declaration in the month in question, and

c	= net asset value (NAV) calculated on the last business day of the month in question.

The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of a Fund’s total return figures, which will always accompany any calculation of the rate of current distributions.

Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To be taxed as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

A Portfolio Optimization Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds could therefore affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Backup Withholding

Each Fund may be required to withhold 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with position 3 in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to an Education IRA. To the extent that distributions from an Education IRA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or an Education IRA if they are below certain maximum income levels.

For more information about an IRA account, contact Pacific Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

Under an Administration and Shareholder Services Agreement with the Fund (“Administration Agreement”), Pacific Life Insurance Company (“Pacific Life” or the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for the time of legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

For the fiscal year ended March 31, 2003, the Administrator was paid the following:

Fund	Fiscal Year 2003	Fiscal Year 2002
PF AIM Blue Chip	$33,093	$16,415
PF AIM Aggressive Growth	20,693	11,810
PF INVESCO Health Sciences	22,656	12,872
PF INVESCO Technology	16,779	13,447
PF Janus Growth LT	27,433	15,375
PF Lazard International Value	29,247	12,015

PF MFS International Large-Cap (formerly Global Growth)	19,492	11,036
PF PIMCO Inflation Managed (1)	5,080	N/A
PF PIMCO Managed Bond	99,514	49,459
PF Pacific Life Money Market	71,644	39,299
PF Putnam Equity Income	34,005	8,804
PF Putnam Research	42,773	12,570
PF Salomon Brothers Large-Cap Value	57,181	27,285
PF Van Kampen Comstock	23,932	13,498
PF Van Kampen Mid-Cap Growth	27,474	16,535

(1)	The PF PIMCO Inflation Managed Fund began operations on December 31, 2002.

Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds’ legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds’ regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, Form N-1A, Form N-CSR, and Form N-SAR, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ net asset value.

Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among Pacific Funds, the Administrator, and PFPC Inc. (“PFPC”), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Funds.

Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company (“PFPC Trust”), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

Under each Fund’s investment restrictions, except the PF INVESCO Health Sciences and PF INVESCO Technology Funds, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to investment by the Portfolio Optimization Funds in securities issued by other investment companies. Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Funds take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

Pacific Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

Expenses incurred in connection with Pacific Funds’ organization and establishment of Pacific Funds and the public offering of the shares of the Funds (except PF Putnam Equity Income Fund, PF Putnam Research Fund, PF PIMCO Inflation Managed Fund, the Portfolio Optimization Funds, and the PF Goldman Sachs Short Duration Bond Fund) aggregated approximately $54,167 per Fund. Estimated expenses incurred in connection with the organization and establishment of PF Putnam Equity Income and PF Putnam Research Funds and the public offering of these Funds’ shares were approximately $30,000 per Fund. Estimated expenses incurred in connection with the organization and establishment of PF PIMCO Inflation Managed Fund and the public offering of that Fund’s shares were approximately $55,000. Estimated expenses incurred in connection with the organization and establishment of each Portfolio Optimization Fund and the public offering of each Fund’s shares were approximately $96,000. Estimated expenses incurred in connection with the organization and establishment of PF Goldman Sachs Short Duration Bond Fund and the public offering of that Fund’s shares were approximately $80,000. These costs will be expensed and charged separately to each of the Funds during each Fund’s first fiscal period of operations.

Control Persons and Principal Holders of Securities

As of November 21, 2003, Pacific Life Insurance Company (Pacific Life), 700 Newport Center Drive, Newport Beach, CA 92660, held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

Fund	Total Pacific Life Shares of Class A, B & C	Total Outstanding Shares as of 11/21/03	Pacific Life %
PF AIM Blue Chip	500,233.18	1,043,799.97	31.94%
PF AIM Aggressive Growth	501,878.22	626,678.21	70.39%
PF Invesco Health Sciences	500,920.07	700,952.63	71.46%
PF Invesco Technology	499,000.00	569,427.06	84.23%
PF Janus Growth LT	499,439.76	861,944.01	47.53%
PF Lazard International Value	505,688.29	989,360.38	31.87%
PF MFS Global Growth	509,497.19	618,940.88	71.72%
PF PIMCO Inflation Managed	512,653.40	895,435.48	35.76%
PF Pacific Life Money Market	5,030,669.04	11,391,292.79	34.53%
PF Putnam Equity Income	1,009,155.41	1,153,971.87	75.33%
PF Putnam Research	734,275.58	782,905.28	91.57%
PF Salomon Bros. Large Cap Value	504,491.56	1,501,479.32	23.31%
PF Van Kampen Comstock	503,238.82	674,160.11	63.58%
PF Van Kampen Mid-Cap Growth	569,460.69	1,166,343.35	32.21%

Prior to commencement of operations on December 31, 2003, Pacific Life will hold a record 100% of the outstanding shares of beneficial interest of the PF Goldman Sachs Short Duration Bond Fund, and therefore may be deemed to control that Fund.

As of November 21, 2003, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of Pacific Life and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), PO Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s mailing address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF AIM Blue Chip Fund

47.92% of Class A shares were held by Pacific Life.

PF AIM Aggressive Growth Fund

80.09% of Class A shares were held by Pacific Life.

12.85% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

6.49% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Veronica M. Ng).

5.6% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Ryan J., Blake E., and Jennifer L. Peterson).

PF INVESCO Health Sciences Fund

75.11% of Class A shares were held by Pacific Life.

5.5% of Class B shares were held by Pacific Life.

6.21% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Phu L. and Mary T. Banh).

5.96% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John and Linda Chamberlain).

7.81% of Class B shares were held by PFPC (FBO Sharon R. Roschay).

5.82% of Class B shares were held by PFPC (FBO William A. Wyatt).

5.79% of Class B shares were held by National City TTEE Omnova Solutions (FBO Jerry D. Robertson).

5.43% of Class C shares were held by Pacific Life.

11.88% of Class C shares were held by Susan K. Curwen (TOD Helen D. Loomis).

9.32% of Class C shares were held by PFPC (FBO John K. Jones).

6.59% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Royce E. and Kari Hoskins).

6.24% of Class C shares were held by PFPC (FBO Robert P. Martin).

5.65% of Class C shares were held by PFPC (FBO Stephen M. Patyk).

5.54% of Class C shares were held by PFPC (FBO Bill F. Fratzke).

5.38% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Thomas Dimauro).

PF INVESCO Technology Fund

89.29% of Class A shares were held by Pacific Life.

8.53% of Class B shares were held by Pacific Life.

10.07% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John and Linda Chamberlain).

9.77% of Class B shares were held by National City TTEE Omnova Solutions (FBO Jerry D. Robertson).

6.14% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Leandro Masolo Trust).

6.05% of Class B shares were held by Pershing LLC.

5.5% of Class B shares were held by Pershing LLC.

5.14% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Cherie Regev).

19.72% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Ryan J., Blake E., Jennifer L., and Scott M. Peterson).

13.05% of Class C shares were held by Pershing LLC.

9.76% of Class C shares were held by Susan K. Curwen (TOD Helen D. Loomis).

6.64% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Kathleen L. and Brian R. Pelepchan).

5.7% of Class C shares were held by PFPC (FBO Robert P. Martin).

5.27% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Royce and Kari Hoskins).

5.23% of Class C shares were held by Matthew J. Williams (TOD Audrey A. Williams).

PF Janus Growth LT Fund

57.94% of Class A shares were held by Pacific Life.

6.9% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Joe J. Piscopo).

PF Lazard International Value Fund

51.11% of Class A shares were held by Pacific Life.

PF MFS Global Growth Fund

82.32% of Class A shares were held by Pacific Life.

12.92% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

8.29% of Class B shares were held by Pershing LLC.

PF PIMCO Inflation Managed Fund

57.25% of Class A shares were held by Pacific Life.

13.62% of Class A shares were held by Pershing LLC.

5.2% of Class B shares were held by Dinesh and Geeta Bhatia.

11.97% of Class C shares were held by Pershing LLC.

PF Pacific Life Money Market Fund

44.16% of Class A shares were held by Pacific Life.

11.72% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Dr. Alan V. Stansfield).

10.34% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Sheila Elizabeth and Dylan T. Harris).

7.06% of Class C shares were held by Rebekah M. Wilson (TOD Rebekah Wilson M. Wilson Trust).

5.94 of Class C shares were held by Polish Century Club of Detroit Inc.

PF Putnam Equity Income Fund

87.45% of Class A shares were held by Pacific Life.

6.75% of Class C shares were held by Penelope Denis & Timothy A. Kyles Ten Com.

PF Putnam Research Fund

93.79% of Class A shares were held by Pacific Life.

23.45% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John and Linda Chamberlain).

18.51% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Phu L. and Mary T. Banh).

10.46% of Class B shares were held by Pershing LLC.

8.79% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Josephine A. Ganci).

5.78% of Class B shares were held by PFPC (FBO Mike A. Messelt, Spousal Beneficiary IRA).

5.53% of Class B shares were held by Sheila H. Cart (FBO Ryan James Cart).

20.21% of Class C shares were held by LPL Financial Services.

19.14% of Class C shares were held by LPL Financial Services.

13.55% of Class C shares were held by LPL Financial Services.

9.89% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Kathleen L. and Brian R. Pelepchan).

8.88% of Class C shares were held by Tom Ruzika (FBO John F. Sofranko).

8.18% of Class C shares were held by Susan K.Curwen (FBO Helen D. Loomis).

7.26% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Thomas Dimauro).

PF Salomon Brothers Large-Cap Value Fund

33.6% of Class A shares were held by Pacific Life.

5.15% of Class B shares were held by Pershing LLC.

PF Van Kampen Comstock Fund

74.65% of Class A shares were held by Pacific Life.

21.45% of Class B shares were held by Pershing LLC.

8.04% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Dawn D. Guardado).

5.63% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Veronica M. Ng).

PF Van Kampen Mid-Cap Growth Fund

48.82% of Class A shares were held by Pacific Life.

5.11% of Class B shares were held by Mary Joe Zehntner.

Voting Rights

Shareholders of each Fund are given certain voting rights as described in Pacific Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) served as the independent auditors for the Fund for the fiscal year ended March 31, 2003. The address of Ernst & Young is 725 South Figueroa Street, Los Angeles, CA 90017.

Counsel

Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Funds and also acts as outside counsel to Pacific Fund.

Code of Ethics

Pacific Funds, the Adviser, and each of the Managers, have adopted codes of ethics which have been approved by Pacific Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Registration Statement

This Statement of Additional Information and each Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2003, including the notes thereto and the reports of Ernst & Young LLP thereon, and the unaudited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Semi-Annual Report to shareholders dated September 30, 2003, including the notes thereto, are incorporated herein by reference.

APPENDIX

Description of Bond Ratings

Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.